EXHIBIT 10.3

                              EMPLOYMENT AGREEMENTS



Attached are the employee agreements for the following persons:



Richard Herman

Richard Honour

Tracy Honour

Doug Lee

Kenneth Lehman (2 agreements)

Larry Stylebo


Lisa Goodrich

                              EMPLOYMENT AGREEMENT



EMPLOYMENT  AGREEMENT  dated  November  1,  2000  ("Agreement")   between  Phage
Therapeutics, Inc., a Washington corporation ("Company") and Richard E. Herman, PhD, a resident of Redmond, WA ("Employee").



                                   WITNESSETH



WHEREAS, the Company wishes to employ Employee in the position of Vice President, Pharmaceutical Development; and



WHEREAS,  the Employee wishes to enter into the employ of the Company to fulfill
the   responsibilities  of  the  position  of  Vice  President,   Pharmaceutical
Development;



NOW  THEREFORE,  in  consideration  of  the  foregoing  and  of  the  respective
covenants,   obligations  and  agreements  of  the  parties  contained  in  this
Agreement, the parties, intending to be legally bound, hereby agree as follows:



1.       EMPLOYMENT



The Company shall employ Employee, and Employee shall accept such employment, upon the terms and conditions set forth in Agreement. Employee's employment with the Company shall be subject to the Company's general employment policies and practices. The Company reserves the right to modify such policies and practices from time to time.



2.       DUTIES



Employee shall be employed as Vice President, Pharmaceutical Development. During the term of this Agreement, Employee shall devote his full time, attention and efforts to the conduct of the business of the Company and the performance of his duties under this Agreement. Employee shall not engage in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided that Employee shall not be prevented from investing his personal assets in such form or manner as will not require any services on the part of Employee in the operation of the affairs of the entities in which such investments are made.



3.     TERM

Subject to the terms and conditions set forth in this Agreement, Company shall employ Employee and Employee shall serve the Company in the position of Vice President, Pharmaceutical Development for a period commencing November 1, 2000 ("Commencement Date") and continuing through the first anniversary of the Commencement Date, unless such employment is sooner terminated as provided herein. During this one (1) year period, Employee's compensation and other benefits may be adjusted annually, or more often, without the necessity of an amendment of this Agreement. The Employee's term of employment shall be extended for additional one (1) year periods and on such terms and at such levels of compensation as shall be mutually agreed to in writing by Company and Employee, unless otherwise terminated under this Agreement.



4.       COMPENSATION



For all services rendered by Employee under this Agreement, the Company agrees to pay Employee and Employee agrees to accept the following:



4.1 Salary. An annual salary of $84,000 ("Salary"), which shall be payable at the times and in the manner set by the Company's standard payroll policy. Such Salary shall be reviewed one (1) month prior to the anniversary of the Commencement Date each year, and any increase in the amount under this Agreement for the twelve (12) month period following the Commencement Date anniversary date shall be determined at such time by the Board of Directors of the Company, or a compensation committee formed by the Board of Directors.



4.2 Bonuses. Employee shall additionally be entitled to such cash and/or stock bonuses and stock options as determined from time to time by the Board of Directors of the Company, or their designated representatives(s). Cash bonuses, if any, shall be paid subject to achievement of specific performance milestones agreed to by both the Company and Employee.



5.       CONTINUING EDUCATION



In the event that performance of Employee's responsibilities and duties within the Company shall require or recommend certification, licensure, or continuing education to maintain licensure, then Company shall upon notice, allow time during business hours for the required activity and shall reimburse Employee for reasonable expenses associated therewith including at least any registration fees, license fees, travel, lodging and per diem fees.



6.       WORKING FACILITIES



Employee shall be furnished with such facilities, services, and supplies as are suitable and adequate for the performance of this duties under this Agreement.



7.       EXPENSES



Employee shall be reimbursed by the Company for his reasonable expenses incurred in connection with his employment and which are related to and in furtherance of the Company's business, in accordance with the general policy of the Company regarding reimbursement of expenses.



8.       BENEFITS



Employee shall be entitled to all rights and benefits for which Employee is eligible under any employee-benefits plan, including pension, stock or stock option, profit sharing, health (including medical and dental), and life and disability insurance plan, which the Company provides for its employees generally. The Company reserves the right to change the benefits offered to employees at any time.

9.       TERMINATION



Employee's employment with the Company shall be terminated upon the occurrence of any of the following events:



9.1 Death of Employee. In lieu of any other benefits which may be payable by the Company with respect to death, in the event of such death, the Salary payable hereunder shall continue to be paid at the then current rate for three (3) months after the termination of employment. In the event of the death of the Employee during the term of this Agreement, the sums payable hereunder shall be paid to his personal representative;



9.2 Mutual agreement of termination in writing between the Company and Employee;



9.3 Disability of Employee that prevents him from performing the material and substantial duties of his position for a period of two (2) months. In such event, at the Company's option, the Company shall give Employee not less than 30 days' written notice of termination of employment. Employee shall continue to render services to the Company (unless disabled) and shall be paid his full salary as in effect at such time up to the date of termination. Nothing in this Agreement, however, shall limit or diminish the Company's obligations towards Employee with respect to the Americans with Disabilities Act of 1990, as amended, the Family and Medical Leave Act of 1993, as amended, or any similar state laws.



9.4 Written notice by either party to the other terminating the employment of Employee as follows:



          a. Notice of resignation by Employee to the Company, at least 30 days in advance;



          b. Notice of termination of employment by the Company to Employee with cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Employee's employment under this Agreement upon Employee's: (a) willful breach of any of Employee's material obligations under this Agreement, which breach shall not have been remedied by Employee within ten (10) days after the Company shall have given written notice to
               Employee of such breach, or which such breach shall have been repeated after lapse of such ten-day notice period; (b) commission of an act which the Board of Directors of the Company shall reasonably have found to have involved willful misconduct or gross negligence on the part of Employee in the conduct of his duties under this Agreement which materially injures the Company or any of its subsidiaries or affiliates; (c) conviction of (or pleading nolo contendere to) any felony or any misdemeanour involving moral turpitude which might, in the reasonable judgment of the Board of Directors of the Company, cause embarrassment to the Company or any of its subsidiaries or affiliates; (d) commission of a material act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with the
               Employee's employment by the Company; or (e) habitual absenteeism, chronic alcoholism, drug abuse or other form of addiction which, in the reasonable judgment of the Board of Directors, impairs Employee's ability to perform his duties or injures the Company.

          c. Notice of termination of employment by the Company to Employee without cause or for good reason. For purposes of this Agreement, the Company will have terminated Employee's employment with Company under the Agreement without cause or for "Good Reason" upon Company's: (a) financial inability to meet its financial obligations; (b) desire to terminate Employee's employment for reasons other than for Cause as defined above in Section 9.4.c;
               (c) contemplation, consideration or execution of a financial or business agreement or transaction that obligates Company to reduce costs or staff or Employee's employment; (d) termination of Employee's employment within 120 days of the date of a Change of Control of the Company; or (e) failure to comply with the terms fo this Agreement. In the event of termination of Employee's employment under this Agreement by Employer without cause or for Good Reason, Employer shall pay within ten (10) days of such termination a severance payment equal to the compensation that would have been paid to Employee for an additional three (3) month period, at the same rate of pay per month as if Employee's employment would not have been terminated. Employee's fringe benefits and other benefits that were provided Employee under
               Section 8 of this Agreement will be continued to the benefit of Employee during the three month period of compensation after termination without cause or for Good Reason.



Notwithstanding any termination of this Agreement pursuant to Section 9, Employee shall remain bound by the provisions of Sections 10 and 11 below.



10.      INVENTIONS



"Inventions" made or conceived entirely or partially by Employee while employed by the Company shall be the exclusive property of the Company. For the purposes of this Agreement, the term, "Inventions" includes, without limitation, all creations, whether or not patentable or copyrightable, and all ideas, reports, or other creative works including, without limitation, therapies, genetic engineering tools and methods, gene expression systems and diagnostics and therapeutic products derived therefrom, which related to the existing or proposed business of the Company or to any other business or research or development effort conducted by the Company. All of Employee's Inventions, whether or not copyrightable or patentable, will be works for hire. Employee will promptly disclose each Inventions to the Company in writing and cooperate with the Company to patent or copyright all Inventions by executing all documents tendered by the Company for the purpose of patenting or copyrighting Employee's Inventions. This provision shall be construed in conformity with Chapter 49.44 of the Revised Code of Washington. This provision does not apply to an Invention for which no equipment, supplies, facilities, or trade secret information of the Company was used and which was developed entirely on Employee's own time unless (i) the Invention relates directly to the business of the Company, or to the Company's actual or demonstrably anticipated research or development, or (ii) the Invention results from any work performed by Employee for the Company.



11.      NON-DISCLOSURE OF CONFIDENTIAL INFORMATION AND RESTRICTIVE COVENANTS



11.1 Confidential Information. During the course of his employment, Employee will acquire knowledge of trade secrets and other proprietary information of the Company ("Confidential Information") and may contribute to Confidential Information through inventions, discoveries, improvements or some other manner. Confidential Information includes, but is not limited to, nonpublic information relating to the Company's business, operations, customers or technology, including customer lists, vendor lists, pricing or financial information concerning the Company and its vendors and customers, trade secrets, data, documentation, concepts techniques, processes, know-how, marketing information, designs, customer information, cost data, price lists, and pricing policies. Confidential Information does not include information that is already public knowledge or which can be obtained by reference to public sources. Employee recognizes that all Confidential Information is the property of the Company and agrees that, except as required by the duties of Employee's employment with the Company, Employee shall never, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information obtained during Employee's employment with the Company without the prior written consent of the Company. Employee acknowledges and agrees that the terms of this Section shall survive the termination of his employment with the Company.

11.2 Non-Competition. Employee further acknowledges that his position with the Company will give him a close knowledge of its policies, business and trade secrets, and that Employee's continued and exclusive service to the Company under this Agreement is of a high degree of importance and confidentiality. Employee agrees that for a period of one year after the termination of
Employee's employment with the Company, Employee will not, directly or indirectly, be employed by, engage in, consult with, or own an equity interest in any entity or activities competitive with the business engaged in by the Company during Employee's employment under this Agreement, without the written consent of the Company.



11.3 Solicitation. During the term of his employment with the Company and for the period of one year thereafter, Employee shall not: (i) seek to persuade, directly or indirectly, any employee of the Company to discontinue that individual's employment with the Company, or seek to persuade any such employee to become employed in any activity similar to or competitive with the activities of the Company, or (ii) directly or indirectly solicit from any person or entity who was a customer of the Company and with whom Employee had business dealings on behalf of the Company during the one-year period prior to the termination of Employee's employment any business which is competitive with the business activities of the Company, or cause or authorize such solicitation, for or on behalf of Employee or any third party.



11.4 Unfair Competition. Employee agrees that the provisions of Section 10 and 11 of this Agreement are reasonably necessary to protect the rights of the Company and to prevent unfair competition. The provisions of Sections 10 and 11 shall apply if Employee's employment is terminated at the end of the term of this Agreement or otherwise. The period of the covenants contained in Sections 10 and 11 shall be extended by any period of time during which Employee is in violation of said covenants, if any.



11.5 Severability. The parties agree that the covenants set forth in Sections 10 and 11 of this Agreement, including, without limitation, the scope, duration, and geographic extent of such restrictions, are fair and reasonably necessary for the protection of the Company's legitimate business interest. In the event a court or arbitrator should decline to enforce any of such provisions, they shall be deemed to be modified to restrict Employee to the maximum extent which the court or arbitrator shall find enforceable.



11.6 Records. Upon termination of this Agreement, all documents, records, files, notebooks, and similar repositories containing the information described in Sections 10 and 11 of this Agreement, including all copies, then in Employee's possession, whether prepared by Employee or others, shall be immediately returned to the Company by Employee.



12.      INJUNCTIVE RELIEF



Employee acknowledges that the breach or threatened breach of the nondisclosure, non-competition or other agreements contained in this Agreement would give rise to irreparable injury to the Company, which injury would be inadequately compensable in money damages. The Company may, therefore, seek and obtain a restraining order or injunction prohibiting the breach or threatened breach of any provision, requirement or covenant of this Agreement, in addition to and not in limitation of any other legal remedies that may be available.



13.      MISCELLANEOUS



13.1 Entire Agreement. This Agreement contains the entire agreement between the Company and Employee relating to the subject matter of this Agreement. No modification of this Agreement shall be valid unless made in writing and signed by both parties.

13.2 Notice. Any notice required or permitted to be give under this Agreement shall be sufficient if in writing and delivered personally or sent by registered or certified mail, receipt return requested, to Employee at his residence or to the Company at its principal office.



13.3 Waiver. No waiver by the Company or Employee of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a wavier of any subsequent default or breach of the same or any other term, condition or covenant contained in this Agreement.



13.4 Assignment and Successors. The rights and obligations of Employee under this Agreement are personal and may not be assigned to any other person. This Agreement will bind and benefit any successor of the Company, whether by merger, sale of assets, reorganization or other form of acquisition, disposition or business reorganization. In the event of Employee's death, any benefits due or to become due under this Agreement shall become a part of Employee's estate and shall be distributed to his personal representative.



13.5 Attorney's Fees. In the event of any dispute relating to interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs, whether or not a lawsuit, arbitration or other legal action is commenced.



13.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.



This Agreement is effective as of the date first above written.



PHAGE THERAPEUTICS, INC.  (COMPANY):





         By: /s/ Richard C. Honour/s/
         ----------------------------

         Its: President & CEO
         --------------------





EMPLOYEE (EMPLOYEE):



         /s/ Richard E. Herman /s/
         -------------------------
         Signature



         Feb. 21, 2001
         -------------
         Date

                              EMPLOYMENT AGREEMENT



EMPLOYMENT  AGREEMENT  dated  November  1,  2000  ("Agreement")   between  Phage
Therapeutics, Inc., a Washington corporation ("Company") and Richard C. Honour, PhD, a resident of Kenmore, WA ("Employee").



                                   WITNESSETH



WHEREAS, the Company wishes to employ Employee in the position of President & CEO; and



WHEREAS, the Employee wishes to enter into the employ of the Company to fulfill the responsibilities of the position of President & CEO;



NOW  THEREFORE,  in  consideration  of  the  foregoing  and  of  the  respective
covenants,   obligations  and  agreements  of  the  parties  contained  in  this
Agreement, the parties, intending to be legally bound, hereby agree as follows:



1.       EMPLOYMENT



The Company shall employ Employee, and Employee shall accept such employment, upon the terms and conditions set forth in Agreement. Employee's employment with the Company shall be subject to the Company's general employment policies and practices. The Company reserves the right to modify such policies and practices from time to time.



2.       DUTIES



Employee shall be employed as President & CEO. During the term of this Agreement, Employee shall devote his full time, attention and efforts to the conduct of the business of the Company and the performance of his duties under this Agreement. Employee shall not engage in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided that Employee shall not be prevented from investing his personal assets in such form or manner as will not require any services on the part of Employee in the operation of the affairs of the entities in which such investments are made.



3.     TERM



Subject to the terms and conditions set forth in this Agreement, Company shall employ Employee and Employee shall serve the Company in the position of President & CEO for a period commencing November 1, 2000 ("Commencement Date") and continuing through the first anniversary of the Commencement Date, unless such employment is sooner terminated as provided herein. During this one (1) year period, Employee's compensation and other benefits may be adjusted annually, or more often, without the necessity of an amendment of this Agreement. The Employee's term of employment shall be extended for additional one (1) year periods and on such terms and at such levels of compensation as shall be mutually agreed to in writing by Company and Employee, unless otherwise terminated under this Agreement.

4.       COMPENSATION



For all services rendered by Employee under this Agreement, the Company agrees to pay Employee and Employee agrees to accept the following:



4.1 Salary. An annual salary of $120,000 ("Salary"), which shall be payable at the times and in the manner set by the Company's standard payroll policy. Such Salary shall be reviewed one (1) month prior to the anniversary of the Commencement Date each year, and any increase in the amount under this Agreement for the twelve (12) month period following the Commencement Date anniversary date shall be determined at such time by the Board of Directors of the Company, or a compensation committee formed by the Board of Directors.



4.2 Bonuses. Employee shall additionally be entitled to such cash and/or stock bonuses and stock options as determined from time to time by the Board of Directors of the Company, or their designated representatives(s). Cash bonuses, if any, shall be paid subject to achievement of specific performance milestones agreed to by both the Company and Employee.



5.       CONTINUING EDUCATION



In the event that performance of Employee's responsibilities and duties within the Company shall require or recommend certification, licensure, or continuing education to maintain licensure, then Company shall upon notice, allow time during business hours for the required activity and shall reimburse Employee for reasonable expenses associated therewith including at least any registration fees, license fees, travel, lodging and per diem fees.



6.       WORKING FACILITIES



Employee shall be furnished with such facilities, services, and supplies as are suitable and adequate for the performance of this duties under this Agreement.



7.       EXPENSES



Employee shall be reimbursed by the Company for his reasonable expenses incurred in connection with his employment and which are related to and in furtherance of the Company's business, in accordance with the general policy of the Company regarding reimbursement of expenses.



8.       BENEFITS



Employee shall be entitled to all rights and benefits for which Employee is eligible under any employee-benefits plan, including pension, stock or stock option, profit sharing, health (including medical and dental), and life and disability insurance plan, which the Company provides for its employees generally. The Company reserves the right to change the benefits offered to employees at any time.

9.       TERMINATION



Employee's employment with the Company shall be terminated upon the occurrence of any of the following events:



9.1 Death of Employee. In lieu of any other benefits which may be payable by the Company with respect to death, in the event of such death, the Salary payable hereunder shall continue to be paid at the then current rate for three (3) months after the termination of employment. In the event of the death of the Employee during the term of this Agreement, the sums payable hereunder shall be paid to his personal representative;



9.2 Mutual agreement of termination in writing between the Company and Employee;



9.3 Disability of Employee that prevents him from performing the material and substantial duties of his position for a period of two (2) months. In such event, at the Company's option, the Company shall give Employee not less than 30 days' written notice of termination of employment. Employee shall continue to render services to the Company (unless disabled) and shall be paid his full salary as in effect at such time up to the date of termination. Nothing in this Agreement, however, shall limit or diminish the Company's obligations towards Employee with respect to the Americans with Disabilities Act of 1990, as amended, the Family and Medical Leave Act of 1993, as amended, or any similar state laws.



9.4 Written notice by either party to the other terminating the employment of Employee as follows:



          a. Notice of resignation by Employee to the Company, at least 30 days in advance;



          b. Notice of termination of employment by the Company to Employee with cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Employee's employment under this Agreement upon Employee's: (a) willful breach of any of Employee's material obligations under this Agreement, which breach shall not have been remedied by Employee within ten (10) days after the Company shall have given written notice to
               Employee of such breach, or which such breach shall have been repeated after lapse of such ten-day notice period; (b) commission of an act which the Board of Directors of the Company shall reasonably have found to have involved willful misconduct or gross negligence on the part of Employee in the conduct of his duties under this Agreement which materially injures the Company or any of its subsidiaries or affiliates; (c) conviction of (or pleading nolo contendere to) any felony or any misdemeanour involving moral turpitude which might, in the reasonable judgment of the Board of Directors of the Company, cause embarrassment to the Company or any of its subsidiaries or affiliates; (d) commission of a material act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with the
               Employee's employment by the Company; or (e) habitual absenteeism, chronic alcoholism, drug abuse or other form of addiction which, in the reasonable judgment of the Board of Directors, impairs Employee's ability to perform his duties or injures the Company.

          c. Notice of termination of employment by the Company to Employee without cause or for good reason. For purposes of this Agreement, the Company will have terminated Employee's employment with Company under the Agreement without cause or for "Good Reason" upon Company's: (a) financial inability to meet its financial obligations; (b) desire to terminate Employee's employment for reasons other than for Cause as defined above in Section 9.4.c;
               (c) contemplation, consideration or execution of a financial or business agreement or transaction that obligates Company to reduce costs or staff or Employee's employment; (d) termination of Employee's employment within 120 days of the date of a Change of Control of the Company; or (e) failure to comply with the terms fo this Agreement. In the event of termination of Employee's employment under this Agreement by Employer without cause or for Good Reason, Employer shall pay within ten (10) days of such termination a severance payment equal to the compensation that would have been paid to Employee for an additional three (3) month period, at the same rate of pay per month as if Employee's employment would not have been terminated. Employee's fringe benefits and other benefits that were provided Employee under
               Section 8 of this Agreement will be continued to the benefit of Employee during the three month period of compensation after termination without cause or for Good Reason.



Notwithstanding any termination of this Agreement pursuant to Section 9, Employee shall remain bound by the provisions of Sections 10 and 11 below.



10.      INVENTIONS



"Inventions" made or conceived entirely or partially by Employee while employed by the Company shall be the exclusive property of the Company. For the purposes of this Agreement, the term, "Inventions" includes, without limitation, all creations, whether or not patentable or copyrightable, and all ideas, reports, or other creative works including, without limitation, therapies, genetic engineering tools and methods, gene expression systems and diagnostics and therapeutic products derived therefrom, which related to the existing or proposed business of the Company or to any other business or research or development effort conducted by the Company. All of Employee's Inventions, whether or not copyrightable or patentable, will be works for hire. Employee will promptly disclose each Inventions to the Company in writing and cooperate with the Company to patent or copyright all Inventions by executing all documents tendered by the Company for the purpose of patenting or copyrighting Employee's Inventions. This provision shall be construed in conformity with Chapter 49.44 of the Revised Code of Washington. This provision does not apply to an Invention for which no equipment, supplies, facilities, or trade secret information of the Company was used and which was developed entirely on Employee's own time unless (i) the Invention relates directly to the business of the Company, or to the Company's actual or demonstrably anticipated research or development, or (ii) the Invention results from any work performed by Employee for the Company.



11.      NON-DISCLOSURE OF CONFIDENTIAL INFORMATION AND RESTRICTIVE COVENANTS



11.1 Confidential Information. During the course of his employment, Employee will acquire knowledge of trade secrets and other proprietary information of the Company ("Confidential Information") and may contribute to Confidential Information through inventions, discoveries, improvements or some other manner. Confidential Information includes, but is not limited to, nonpublic information relating to the Company's business, operations, customers or technology, including customer lists, vendor lists, pricing or financial information concerning the Company and its vendors and customers, trade secrets, data, documentation, concepts techniques, processes, know-how, marketing information, designs, customer information, cost data, price lists, and pricing policies. Confidential Information does not include information that is already public knowledge or which can be obtained by reference to public sources. Employee recognizes that all Confidential Information is the property of the Company and agrees that, except as required by the duties of Employee's employment with the Company, Employee shall never, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information obtained during Employee's employment with the Company without the prior written consent of the Company. Employee acknowledges and agrees that the terms of this Section shall survive the termination of his employment with the Company.

11.2 Non-Competition. Employee further acknowledges that his position with the Company will give him a close knowledge of its policies, business and trade secrets, and that Employee's continued and exclusive service to the Company under this Agreement is of a high degree of importance and confidentiality. Employee agrees that for a period of one year after the termination of
Employee's employment with the Company, Employee will not, directly or indirectly, be employed by, engage in, consult with, or own an equity interest in any entity or activities competitive with the business engaged in by the Company during Employee's employment under this Agreement, without the written consent of the Company.



11.3 Solicitation. During the term of his employment with the Company and for the period of one year thereafter, Employee shall not: (i) seek to persuade, directly or indirectly, any employee of the Company to discontinue that individual's employment with the Company, or seek to persuade any such employee to become employed in any activity similar to or competitive with the activities of the Company, or (ii) directly or indirectly solicit from any person or entity who was a customer of the Company and with whom Employee had business dealings on behalf of the Company during the one-year period prior to the termination of Employee's employment any business which is competitive with the business activities of the Company, or cause or authorize such solicitation, for or on behalf of Employee or any third party.



11.4 Unfair Competition. Employee agrees that the provisions of Section 10 and 11 of this Agreement are reasonably necessary to protect the rights of the Company and to prevent unfair competition. The provisions of Sections 10 and 11 shall apply if Employee's employment is terminated at the end of the term of this Agreement or otherwise. The period of the covenants contained in Sections 10 and 11 shall be extended by any period of time during which Employee is in violation of said covenants, if any.



11.5 Severability. The parties agree that the covenants set forth in Sections 10 and 11 of this Agreement, including, without limitation, the scope, duration, and geographic extent of such restrictions, are fair and reasonably necessary for the protection of the Company's legitimate business interest. In the event a court or arbitrator should decline to enforce any of such provisions, they shall be deemed to be modified to restrict Employee to the maximum extent which the court or arbitrator shall find enforceable.



11.6 Records. Upon termination of this Agreement, all documents, records, files, notebooks, and similar repositories containing the information described in Sections 10 and 11 of this Agreement, including all copies, then in Employee's possession, whether prepared by Employee or others, shall be immediately returned to the Company by Employee.



12.      INJUNCTIVE RELIEF



Employee acknowledges that the breach or threatened breach of the nondisclosure, non-competition or other agreements contained in this Agreement would give rise to irreparable injury to the Company, which injury would be inadequately compensable in money damages. The Company may, therefore, seek and obtain a restraining order or injunction prohibiting the breach or threatened breach of any provision, requirement or covenant of this Agreement, in addition to and not in limitation of any other legal remedies that may be available.



13.      MISCELLANEOUS



13.1 Entire Agreement. This Agreement contains the entire agreement between the Company and Employee relating to the subject matter of this Agreement. No modification of this Agreement shall be valid unless made in writing and signed by both parties.

13.2 Notice. Any notice required or permitted to be give under this Agreement shall be sufficient if in writing and delivered personally or sent by registered or certified mail, receipt return requested, to Employee at his residence or to the Company at its principal office.



13.3 Waiver. No waiver by the Company or Employee of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a wavier of any subsequent default or breach of the same or any other term, condition or covenant contained in this Agreement.



13.4 Assignment and Successors. The rights and obligations of Employee under this Agreement are personal and may not be assigned to any other person. This Agreement will bind and benefit any successor of the Company, whether by merger, sale of assets, reorganization or other form of acquisition, disposition or business reorganization. In the event of Employee's death, any benefits due or to become due under this Agreement shall become a part of Employee's estate and shall be distributed to his personal representative.



13.5 Attorney's Fees. In the event of any dispute relating to interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs, whether or not a lawsuit, arbitration or other legal action is commenced.



13.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.



This Agreement is effective as of the date first above written.



PHAGE THERAPEUTICS, INC.  (COMPANY):





         By: /s/ Darren Pylot/s/
         -----------------------

         Its: Director
         -------------





EMPLOYEE (EMPLOYEE):



         /s/ Richard Honour /s/
         ----------------------

         Signature



         Feb. 21, 2001
         -------------


         Date

                              EMPLOYMENT AGREEMENT



EMPLOYMENT  AGREEMENT  dated  November  1,  2000  ("Agreement")   between  Phage
Therapeutics, Inc., a Washington corporation ("Company") and Tracy Honour, MS, LAC, a resident of Seattle, WA ("Employee").



                                   WITNESSETH



WHEREAS, the Company wishes to employ Employee in the position of Manager, Data Base Management Systems; and



WHEREAS, the Employee wishes to enter into the employ of the Company to fulfill the responsibilities of the position of Manager, Data Base Management Systems;



NOW  THEREFORE,  in  consideration  of  the  foregoing  and  of  the  respective
covenants,   obligations  and  agreements  of  the  parties  contained  in  this
Agreement, the parties, intending to be legally bound, hereby agree as follows:



1.       EMPLOYMENT



The Company shall employ Employee, and Employee shall accept such employment, upon the terms and conditions set forth in Agreement. Employee's employment with the Company shall be subject to the Company's general employment policies and practices. The Company reserves the right to modify such policies and practices from time to time.



2.       DUTIES



Employee shall be employed as Manager, Data Base Management Systems. During the term of this Agreement, Employee shall devote his full time, attention and efforts to the conduct of the business of the Company and the performance of his duties under this Agreement. Employee shall not engage in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided that Employee shall not be prevented from investing his personal assets in such form or manner as will not require any services on the part of Employee in the operation of the affairs of the entities in which such investments are made.



3.     TERM

Subject to the terms and conditions set forth in this Agreement, Company shall employ Employee and Employee shall serve the Company in the position of Manager, Data Base Management Systems for a period commencing November 1, 2000
("Commencement Date") and continuing through the first anniversary of the Commencement Date, unless such employment is sooner terminated as provided herein. During this one (1) year period, Employee's compensation and other benefits may be adjusted annually, or more often, without the necessity of an amendment of this Agreement. The Employee's term of employment shall be extended for additional one (1) year periods and on such terms and at such levels of compensation as shall be mutually agreed to in writing by Company and Employee, unless otherwise terminated under this Agreement.



4.       COMPENSATION



For all services rendered by Employee under this Agreement, the Company agrees to pay Employee and Employee agrees to accept the following:



4.1 Wage. An hourly wage of $25.00 ("Wage"), which shall be payable at the times and in the manner set by the Company's standard payroll policy. Such Salary shall be reviewed one (1) month prior to the anniversary of the Commencement Date each year, and any increase in the amount under this Agreement for the twelve (12) month period following the Commencement Date anniversary date shall be determined at such time by the Board of Directors of the Company, or a compensation committee formed by the Board of Directors.



4.2 Bonuses. Employee shall additionally be entitled to such cash and/or stock bonuses and stock options as determined from time to time by the Board of Directors of the Company, or their designated representatives(s). Cash bonuses, if any, shall be paid subject to achievement of specific performance milestones agreed to by both the Company and Employee.



5.       CONTINUING EDUCATION



In the event that performance of Employee's responsibilities and duties within the Company shall require or recommend certification, licensure, or continuing education to maintain licensure, then Company shall upon notice, allow time during business hours for the required activity and shall reimburse Employee for reasonable expenses associated therewith including at least any registration fees, license fees, travel, lodging and per diem fees.



6.       WORKING FACILITIES



Employee shall be furnished with such facilities, services, and supplies as are suitable and adequate for the performance of this duties under this Agreement.



7.       EXPENSES



Employee shall be reimbursed by the Company for his reasonable expenses incurred in connection with his employment and which are related to and in furtherance of the Company's business, in accordance with the general policy of the Company regarding reimbursement of expenses.



8.       BENEFITS



Employee shall be entitled to all rights and benefits for which Employee is eligible under any employee-benefits plan, including pension, stock or stock option, profit sharing, health (including medical and dental), and life and disability insurance plan, which the Company provides for its employees generally. The Company reserves the right to change the benefits offered to employees at any time.

9.       TERMINATION



Employee's employment with the Company shall be terminated upon the occurrence of any of the following events:



9.1 Death of Employee. In lieu of any other benefits which may be payable by the Company with respect to death, in the event of such death, the Salary payable hereunder shall continue to be paid at the then current rate for three (3) months after the termination of employment. In the event of the death of the Employee during the term of this Agreement, the sums payable hereunder shall be paid to his personal representative;



9.2 Mutual agreement of termination in writing between the Company and Employee;



9.3 Disability of Employee that prevents him from performing the material and substantial duties of his position for a period of two (2) months. In such event, at the Company's option, the Company shall give Employee not less than 30 days' written notice of termination of employment. Employee shall continue to render services to the Company (unless disabled) and shall be paid his full salary as in effect at such time up to the date of termination. Nothing in this Agreement, however, shall limit or diminish the Company's obligations towards Employee with respect to the Americans with Disabilities Act of 1990, as amended, the Family and Medical Leave Act of 1993, as amended, or any similar state laws.



9.4 Written notice by either party to the other terminating the employment of Employee as follows:



          a. Notice of resignation by Employee to the Company, at least 30 days in advance;



          b. Notice of termination of employment by the Company to Employee with cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Employee's employment under this Agreement upon Employee's: (a) willful breach of any of Employee's material obligations under this Agreement, which breach shall not have been remedied by Employee within ten (10) days after the Company shall have given written notice to
               Employee of such breach, or which such breach shall have been repeated after lapse of such ten-day notice period; (b) commission of an act which the Board of Directors of the Company shall reasonably have found to have involved willful misconduct or gross negligence on the part of Employee in the conduct of his duties under this Agreement which materially injures the Company or any of its subsidiaries or affiliates; (c) conviction of (or pleading nolo contendere to) any felony or any misdemeanour involving moral turpitude which might, in the reasonable judgment of the Board of Directors of the Company, cause embarrassment to the Company or any of its subsidiaries or affiliates; (d) commission of a material act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with the
               Employee's employment by the Company; or (e) habitual absenteeism, chronic alcoholism, drug abuse or other form of addiction which, in the reasonable judgment of the Board of Directors, impairs Employee's ability to perform his duties or injures the Company.

          c. Notice of termination of employment by the Company to Employee without cause or for good reason. For purposes of this Agreement, the Company will have terminated Employee's employment with Company under the Agreement without cause or for "Good Reason" upon Company's: (a) financial inability to meet its financial obligations; (b) desire to terminate Employee's employment for reasons other than for Cause as defined above in Section 9.4.c;
               (c) contemplation, consideration or execution of a financial or business agreement or transaction that obligates Company to reduce costs or staff or Employee's employment; (d) termination of Employee's employment within 120 days of the date of a Change of Control of the Company; or (e) failure to comply with the terms fo this Agreement. In the event of termination of Employee's employment under this Agreement by Employer without cause or for Good Reason, Employer shall pay within ten (10) days of such termination a severance payment equal to the compensation that would have been paid to Employee for an additional three (3) month period, at the same rate of pay per month as if Employee's employment would not have been terminated. Employee's fringe benefits and other benefits that were provided Employee under
               Section 8 of this Agreement will be continued to the benefit of Employee during the three month period of compensation after termination without cause or for Good Reason.



Notwithstanding any termination of this Agreement pursuant to Section 9, Employee shall remain bound by the provisions of Sections 10 and 11 below.



10.      INVENTIONS



"Inventions" made or conceived entirely or partially by Employee while employed by the Company shall be the exclusive property of the Company. For the purposes of this Agreement, the term, "Inventions" includes, without limitation, all creations, whether or not patentable or copyrightable, and all ideas, reports, or other creative works including, without limitation, therapies, genetic engineering tools and methods, gene expression systems and diagnostics and therapeutic products derived therefrom, which related to the existing or proposed business of the Company or to any other business or research or development effort conducted by the Company. All of Employee's Inventions, whether or not copyrightable or patentable, will be works for hire. Employee will promptly disclose each Inventions to the Company in writing and cooperate with the Company to patent or copyright all Inventions by executing all documents tendered by the Company for the purpose of patenting or copyrighting Employee's Inventions. This provision shall be construed in conformity with Chapter 49.44 of the Revised Code of Washington. This provision does not apply to an Invention for which no equipment, supplies, facilities, or trade secret information of the Company was used and which was developed entirely on Employee's own time unless (i) the Invention relates directly to the business of the Company, or to the Company's actual or demonstrably anticipated research or development, or (ii) the Invention results from any work performed by Employee for the Company.



11.      NON-DISCLOSURE OF CONFIDENTIAL INFORMATION AND RESTRICTIVE COVENANTS



11.1 Confidential Information. During the course of his employment, Employee will acquire knowledge of trade secrets and other proprietary information of the Company ("Confidential Information") and may contribute to Confidential Information through inventions, discoveries, improvements or some other manner. Confidential Information includes, but is not limited to, nonpublic information relating to the Company's business, operations, customers or technology, including customer lists, vendor lists, pricing or financial information concerning the Company and its vendors and customers, trade secrets, data, documentation, concepts techniques, processes, know-how, marketing information, designs, customer information, cost data, price lists, and pricing policies. Confidential Information does not include information that is already public knowledge or which can be obtained by reference to public sources. Employee recognizes that all Confidential Information is the property of the Company and agrees that, except as required by the duties of Employee's employment with the Company, Employee shall never, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information obtained during Employee's employment with the Company without the prior written consent of the Company. Employee acknowledges and agrees that the terms of this Section shall survive the termination of his employment with the Company.

11.2 Non-Competition. Employee further acknowledges that his position with the Company will give him a close knowledge of its policies, business and trade secrets, and that Employee's continued and exclusive service to the Company under this Agreement is of a high degree of importance and confidentiality. Employee agrees that for a period of one year after the termination of
Employee's employment with the Company, Employee will not, directly or indirectly, be employed by, engage in, consult with, or own an equity interest in any entity or activities competitive with the business engaged in by the Company during Employee's employment under this Agreement, without the written consent of the Company.



11.3 Solicitation. During the term of his employment with the Company and for the period of one year thereafter, Employee shall not: (i) seek to persuade, directly or indirectly, any employee of the Company to discontinue that individual's employment with the Company, or seek to persuade any such employee to become employed in any activity similar to or competitive with the activities of the Company, or (ii) directly or indirectly solicit from any person or entity who was a customer of the Company and with whom Employee had business dealings on behalf of the Company during the one-year period prior to the termination of Employee's employment any business which is competitive with the business activities of the Company, or cause or authorize such solicitation, for or on behalf of Employee or any third party.



11.4 Unfair Competition. Employee agrees that the provisions of Section 10 and 11 of this Agreement are reasonably necessary to protect the rights of the Company and to prevent unfair competition. The provisions of Sections 10 and 11 shall apply if Employee's employment is terminated at the end of the term of this Agreement or otherwise. The period of the covenants contained in Sections 10 and 11 shall be extended by any period of time during which Employee is in violation of said covenants, if any.



11.5 Severability. The parties agree that the covenants set forth in Sections 10 and 11 of this Agreement, including, without limitation, the scope, duration, and geographic extent of such restrictions, are fair and reasonably necessary for the protection of the Company's legitimate business interest. In the event a court or arbitrator should decline to enforce any of such provisions, they shall be deemed to be modified to restrict Employee to the maximum extent which the court or arbitrator shall find enforceable.



11.6 Records. Upon termination of this Agreement, all documents, records, files, notebooks, and similar repositories containing the information described in Sections 10 and 11 of this Agreement, including all copies, then in Employee's possession, whether prepared by Employee or others, shall be immediately returned to the Company by Employee.



12.      INJUNCTIVE RELIEF



Employee acknowledges that the breach or threatened breach of the nondisclosure, non-competition or other agreements contained in this Agreement would give rise to irreparable injury to the Company, which injury would be inadequately compensable in money damages. The Company may, therefore, seek and obtain a restraining order or injunction prohibiting the breach or threatened breach of any provision, requirement or covenant of this Agreement, in addition to and not in limitation of any other legal remedies that may be available.



13.      MISCELLANEOUS



13.1 Entire Agreement. This Agreement contains the entire agreement between the Company and Employee relating to the subject matter of this Agreement. No modification of this Agreement shall be valid unless made in writing and signed by both parties.

13.2 Notice. Any notice required or permitted to be give under this Agreement shall be sufficient if in writing and delivered personally or sent by registered or certified mail, receipt return requested, to Employee at his residence or to the Company at its principal office.



13.3 Waiver. No waiver by the Company or Employee of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a wavier of any subsequent default or breach of the same or any other term, condition or covenant contained in this Agreement.



13.4 Assignment and Successors. The rights and obligations of Employee under this Agreement are personal and may not be assigned to any other person. This Agreement will bind and benefit any successor of the Company, whether by merger, sale of assets, reorganization or other form of acquisition, disposition or business reorganization. In the event of Employee's death, any benefits due or to become due under this Agreement shall become a part of Employee's estate and shall be distributed to his personal representative.



13.5 Attorney's Fees. In the event of any dispute relating to interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs, whether or not a lawsuit, arbitration or other legal action is commenced.



13.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.



This Agreement is effective as of the date first above written.



PHAGE THERAPEUTICS, INC.  (COMPANY):





         By: /s/ Richard C. Honour/s/
         ----------------------------

         Its: President & CEO
         --------------------





EMPLOYEE (EMPLOYEE):



         /s/ Tracy Honour /s/
         --------------------
         Signature



         Feb. 21, 2001
         -------------

         Date

                              EMPLOYMENT AGREEMENT



EMPLOYMENT  AGREEMENT  dated  November  1,  2000  ("Agreement")   between  Phage
Therapeutics, Inc., a Washington corporation ("Company") and Douglas Lee, MS, MBA, a resident of Seattle, WA ("Employee").



                                   WITNESSETH



WHEREAS, the Company wishes to employ Employee in the position of Senior Scientist; and



WHEREAS, the Employee wishes to enter into the employ of the Company to fulfill the responsibilities of the position of Senior Scientist;



NOW  THEREFORE,  in  consideration  of  the  foregoing  and  of  the  respective
covenants,   obligations  and  agreements  of  the  parties  contained  in  this
Agreement, the parties, intending to be legally bound, hereby agree as follows:



1.       EMPLOYMENT



The Company shall employ Employee, and Employee shall accept such employment, upon the terms and conditions set forth in Agreement. Employee's employment with the Company shall be subject to the Company's general employment policies and practices. The Company reserves the right to modify such policies and practices from time to time.



2.       DUTIES



Employee shall be employed as Senior Scientist. During the term of this Agreement, Employee shall devote his full time, attention and efforts to the conduct of the business of the Company and the performance of his duties under this Agreement. Employee shall not engage in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided that Employee shall not be prevented from investing his personal assets in such form or manner as will not require any services on the part of Employee in the operation of the affairs of the entities in which such investments are made.



3.     TERM



Subject to the terms and conditions set forth in this Agreement, Company shall employ Employee and Employee shall serve the Company in the position of Senior Scientist for a period commencing November 1, 2000 ("Commencement Date") and continuing through the first anniversary of the Commencement Date, unless such employment is sooner terminated as provided herein. During this one (1) year period, Employee's compensation and other benefits may be adjusted annually, or more often, without the necessity of an amendment of this Agreement. The Employee's term of employment shall be extended for additional one (1) year periods and on such terms and at such levels of compensation as shall be mutually agreed to in writing by Company and Employee, unless otherwise terminated under this Agreement.

4.       COMPENSATION



For all services rendered by Employee under this Agreement, the Company agrees to pay Employee and Employee agrees to accept the following:



4.1 Salary. An annual salary of $60,000 ("Salary"), which shall be payable at the times and in the manner set by the Company's standard payroll policy. Such Salary shall be reviewed one (1) month prior to the anniversary of the Commencement Date each year, and any increase in the amount under this Agreement for the twelve (12) month period following the Commencement Date anniversary date shall be determined at such time by the Board of Directors of the Company, or a compensation committee formed by the Board of Directors.



4.2 Bonuses. Employee shall additionally be entitled to such cash and/or stock bonuses and stock options as determined from time to time by the Board of Directors of the Company, or their designated representatives(s). Cash bonuses, if any, shall be paid subject to achievement of specific performance milestones agreed to by both the Company and Employee.



5.       CONTINUING EDUCATION



In the event that performance of Employee's responsibilities and duties within the Company shall require or recommend certification, licensure, or continuing education to maintain licensure, then Company shall upon notice, allow time during business hours for the required activity and shall reimburse Employee for reasonable expenses associated therewith including at least any registration fees, license fees, travel, lodging and per diem fees.



6.       WORKING FACILITIES



Employee shall be furnished with such facilities, services, and supplies as are suitable and adequate for the performance of this duties under this Agreement.



7.       EXPENSES



Employee shall be reimbursed by the Company for his reasonable expenses incurred in connection with his employment and which are related to and in furtherance of the Company's business, in accordance with the general policy of the Company regarding reimbursement of expenses.



8.       BENEFITS



Employee shall be entitled to all rights and benefits for which Employee is eligible under any employee-benefits plan, including pension, stock or stock option, profit sharing, health (including medical and dental), and life and disability insurance plan, which the Company provides for its employees generally. The Company reserves the right to change the benefits offered to employees at any time.

9.       TERMINATION



Employee's employment with the Company shall be terminated upon the occurrence of any of the following events:



9.1 Death of Employee. In lieu of any other benefits which may be payable by the Company with respect to death, in the event of such death, the Salary payable hereunder shall continue to be paid at the then current rate for three (3) months after the termination of employment. In the event of the death of the Employee during the term of this Agreement, the sums payable hereunder shall be paid to his personal representative;



9.2 Mutual agreement of termination in writing between the Company and Employee;



9.3 Disability of Employee that prevents him from performing the material and substantial duties of his position for a period of two (2) months. In such event, at the Company's option, the Company shall give Employee not less than 30 days' written notice of termination of employment. Employee shall continue to render services to the Company (unless disabled) and shall be paid his full salary as in effect at such time up to the date of termination. Nothing in this Agreement, however, shall limit or diminish the Company's obligations towards Employee with respect to the Americans with Disabilities Act of 1990, as amended, the Family and Medical Leave Act of 1993, as amended, or any similar state laws.



9.4 Written notice by either party to the other terminating the employment of Employee as follows:



          a. Notice of resignation by Employee to the Company, at least 30 days in advance;



          b. Notice of termination of employment by the Company to Employee with cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Employee's employment under this Agreement upon Employee's: (a) willful breach of any of Employee's material obligations under this Agreement, which breach shall not have been remedied by Employee within ten (10) days after the Company shall have given written notice to
               Employee of such breach, or which such breach shall have been repeated after lapse of such ten-day notice period; (b) commission of an act which the Board of Directors of the Company shall reasonably have found to have involved willful misconduct or gross negligence on the part of Employee in the conduct of his duties under this Agreement which materially injures the Company or any of its subsidiaries or affiliates; (c) conviction of (or pleading nolo contendere to) any felony or any misdemeanour involving moral turpitude which might, in the reasonable judgment of the Board of Directors of the Company, cause embarrassment to the Company or any of its subsidiaries or affiliates; (d) commission of a material act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with the
               Employee's employment by the Company; or (e) habitual absenteeism, chronic alcoholism, drug abuse or other form of addiction which, in the reasonable judgment of the Board of Directors, impairs Employee's ability to perform his duties or injures the Company.

          c. Notice of termination of employment by the Company to Employee without cause or for good reason. For purposes of this Agreement, the Company will have terminated Employee's employment with Company under the Agreement without cause or for "Good Reason" upon Company's: (a) financial inability to meet its financial obligations; (b) desire to terminate Employee's employment for reasons other than for Cause as defined above in Section 9.4.c;
               (c) contemplation, consideration or execution of a financial or business agreement or transaction that obligates Company to reduce costs or staff or Employee's employment; (d) termination of Employee's employment within 120 days of the date of a Change of Control of the Company; or (e) failure to comply with the terms fo this Agreement. In the event of termination of Employee's employment under this Agreement by Employer without cause or for Good Reason, Employer shall pay within ten (10) days of such termination a severance payment equal to the compensation that would have been paid to Employee for an additional three (3) month period, at the same rate of pay per month as if Employee's employment would not have been terminated. Employee's fringe benefits and other benefits that were provided Employee under
               Section 8 of this Agreement will be continued to the benefit of Employee during the three month period of compensation after termination without cause or for Good Reason.



Notwithstanding any termination of this Agreement pursuant to Section 9, Employee shall remain bound by the provisions of Sections 10 and 11 below.



10.      INVENTIONS



"Inventions" made or conceived entirely or partially by Employee while employed by the Company shall be the exclusive property of the Company. For the purposes of this Agreement, the term, "Inventions" includes, without limitation, all creations, whether or not patentable or copyrightable, and all ideas, reports, or other creative works including, without limitation, therapies, genetic engineering tools and methods, gene expression systems and diagnostics and therapeutic products derived therefrom, which related to the existing or proposed business of the Company or to any other business or research or development effort conducted by the Company. All of Employee's Inventions, whether or not copyrightable or patentable, will be works for hire. Employee will promptly disclose each Inventions to the Company in writing and cooperate with the Company to patent or copyright all Inventions by executing all documents tendered by the Company for the purpose of patenting or copyrighting Employee's Inventions. This provision shall be construed in conformity with Chapter 49.44 of the Revised Code of Washington. This provision does not apply to an Invention for which no equipment, supplies, facilities, or trade secret information of the Company was used and which was developed entirely on Employee's own time unless (i) the Invention relates directly to the business of the Company, or to the Company's actual or demonstrably anticipated research or development, or (ii) the Invention results from any work performed by Employee for the Company.



11.      NON-DISCLOSURE OF CONFIDENTIAL INFORMATION AND RESTRICTIVE COVENANTS



11.1 Confidential Information. During the course of his employment, Employee will acquire knowledge of trade secrets and other proprietary information of the Company ("Confidential Information") and may contribute to Confidential Information through inventions, discoveries, improvements or some other manner. Confidential Information includes, but is not limited to, nonpublic information relating to the Company's business, operations, customers or technology, including customer lists, vendor lists, pricing or financial information concerning the Company and its vendors and customers, trade secrets, data, documentation, concepts techniques, processes, know-how, marketing information, designs, customer information, cost data, price lists, and pricing policies. Confidential Information does not include information that is already public knowledge or which can be obtained by reference to public sources. Employee recognizes that all Confidential Information is the property of the Company and agrees that, except as required by the duties of Employee's employment with the Company, Employee shall never, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information obtained during Employee's employment with the Company without the prior written consent of the Company. Employee acknowledges and agrees that the terms of this Section shall survive the termination of his employment with the Company.

11.2 Non-Competition. Employee further acknowledges that his position with the Company will give him a close knowledge of its policies, business and trade secrets, and that Employee's continued and exclusive service to the Company under this Agreement is of a high degree of importance and confidentiality. Employee agrees that for a period of one year after the termination of
Employee's employment with the Company, Employee will not, directly or indirectly, be employed by, engage in, consult with, or own an equity interest in any entity or activities competitive with the business engaged in by the Company during Employee's employment under this Agreement, without the written consent of the Company.



11.3 Solicitation. During the term of his employment with the Company and for the period of one year thereafter, Employee shall not: (i) seek to persuade, directly or indirectly, any employee of the Company to discontinue that individual's employment with the Company, or seek to persuade any such employee to become employed in any activity similar to or competitive with the activities of the Company, or (ii) directly or indirectly solicit from any person or entity who was a customer of the Company and with whom Employee had business dealings on behalf of the Company during the one-year period prior to the termination of Employee's employment any business which is competitive with the business activities of the Company, or cause or authorize such solicitation, for or on behalf of Employee or any third party.



11.4 Unfair Competition. Employee agrees that the provisions of Section 10 and 11 of this Agreement are reasonably necessary to protect the rights of the Company and to prevent unfair competition. The provisions of Sections 10 and 11 shall apply if Employee's employment is terminated at the end of the term of this Agreement or otherwise. The period of the covenants contained in Sections 10 and 11 shall be extended by any period of time during which Employee is in violation of said covenants, if any.



11.5 Severability. The parties agree that the covenants set forth in Sections 10 and 11 of this Agreement, including, without limitation, the scope, duration, and geographic extent of such restrictions, are fair and reasonably necessary for the protection of the Company's legitimate business interest. In the event a court or arbitrator should decline to enforce any of such provisions, they shall be deemed to be modified to restrict Employee to the maximum extent which the court or arbitrator shall find enforceable.



11.6 Records. Upon termination of this Agreement, all documents, records, files, notebooks, and similar repositories containing the information described in Sections 10 and 11 of this Agreement, including all copies, then in Employee's possession, whether prepared by Employee or others, shall be immediately returned to the Company by Employee.



12.      INJUNCTIVE RELIEF



Employee acknowledges that the breach or threatened breach of the nondisclosure, non-competition or other agreements contained in this Agreement would give rise to irreparable injury to the Company, which injury would be inadequately compensable in money damages. The Company may, therefore, seek and obtain a restraining order or injunction prohibiting the breach or threatened breach of any provision, requirement or covenant of this Agreement, in addition to and not in limitation of any other legal remedies that may be available.



13.      MISCELLANEOUS



13.1 Entire Agreement. This Agreement contains the entire agreement between the Company and Employee relating to the subject matter of this Agreement. No modification of this Agreement shall be valid unless made in writing and signed by both parties.

13.2 Notice. Any notice required or permitted to be give under this Agreement shall be sufficient if in writing and delivered personally or sent by registered or certified mail, receipt return requested, to Employee at his residence or to the Company at its principal office.



13.3 Waiver. No waiver by the Company or Employee of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a wavier of any subsequent default or breach of the same or any other term, condition or covenant contained in this Agreement.



13.4 Assignment and Successors. The rights and obligations of Employee under this Agreement are personal and may not be assigned to any other person. This Agreement will bind and benefit any successor of the Company, whether by merger, sale of assets, reorganization or other form of acquisition, disposition or business reorganization. In the event of Employee's death, any benefits due or to become due under this Agreement shall become a part of Employee's estate and shall be distributed to his personal representative.



13.5 Attorney's Fees. In the event of any dispute relating to interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs, whether or not a lawsuit, arbitration or other legal action is commenced.



13.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.



This Agreement is effective as of the date first above written.



PHAGE THERAPEUTICS, INC.  (COMPANY):





         By: /s/ Richard C. Honour/s/
         ----------------------------

         Its: President & CEO
         --------------------





EMPLOYEE (EMPLOYEE):



         /s/ Doug Lee /s/
         ----------------

         Signature



         Feb. 21, 2001
         -------------

         Date

                              EMPLOYMENT AGREEMENT



EMPLOYMENT  AGREEMENT  dated  November  1,  2000  ("Agreement")   between  Phage
Therapeutics, Inc., a Washington corporation ("Company") and Kenneth E. Lehman, MBA, a resident of Kenmore, WA ("Employee").



                                   WITNESSETH



WHEREAS,  the Company  wishes to employ  Employee in the position of Controller;
and



WHEREAS, the Employee wishes to enter into the employ of the Company to fulfill the responsibilities of the position of Controller;



NOW  THEREFORE,  in  consideration  of  the  foregoing  and  of  the  respective
covenants,   obligations  and  agreements  of  the  parties  contained  in  this
Agreement, the parties, intending to be legally bound, hereby agree as follows:



1.       EMPLOYMENT



The Company shall employ Employee, and Employee shall accept such employment, upon the terms and conditions set forth in Agreement. Employee's employment with the Company shall be subject to the Company's general employment policies and practices. The Company reserves the right to modify such policies and practices from time to time.



2.       DUTIES



Employee shall be employed as Controller. During the term of this Agreement, Employee shall devote his full time, attention and efforts to the conduct of the business of the Company and the performance of his duties under this Agreement. Employee shall not engage in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided that Employee shall not be prevented from investing his personal assets in such form or manner as will not require any services on the part of Employee in the operation of the affairs of the entities in which such investments are made.



3.     TERM



Subject to the terms and conditions set forth in this Agreement, Company shall employ Employee and Employee shall serve the Company in the position of Controller for a period commencing November 1, 2000 ("Commencement Date") and continuing through the first anniversary of the Commencement Date, unless such employment is sooner terminated as provided herein. During this one (1) year period, Employee's compensation and other benefits may be adjusted annually, or more often, without the necessity of an amendment of this Agreement. The Employee's term of employment shall be extended for additional one (1) year periods and on such terms and at such levels of compensation as shall be mutually agreed to in writing by Company and Employee, unless otherwise terminated under this Agreement.

4.       COMPENSATION



For all services rendered by Employee under this Agreement, the Company agrees to pay Employee and Employee agrees to accept the following:



4.1 Salary. An annual salary of $84,000 ("Salary"), which shall be payable at the times and in the manner set by the Company's standard payroll policy. Such Salary shall be reviewed one (1) month prior to the anniversary of the Commencement Date each year, and any increase in the amount under this Agreement for the twelve (12) month period following the Commencement Date anniversary date shall be determined at such time by the Board of Directors of the Company, or a compensation committee formed by the Board of Directors.



4.2 Bonuses. Employee shall additionally be entitled to such cash and/or stock bonuses and stock options as determined from time to time by the Board of Directors of the Company, or their designated representatives(s). Cash bonuses, if any, shall be paid subject to achievement of specific performance milestones agreed to by both the Company and Employee.



5.       CONTINUING EDUCATION



In the event that performance of Employee's responsibilities and duties within the Company shall require or recommend certification, licensure, or continuing education to maintain licensure, then Company shall upon notice, allow time during business hours for the required activity and shall reimburse Employee for reasonable expenses associated therewith including at least any registration fees, license fees, travel, lodging and per diem fees.



6.       WORKING FACILITIES



Employee shall be furnished with such facilities, services, and supplies as are suitable and adequate for the performance of this duties under this Agreement.



7.       EXPENSES



Employee shall be reimbursed by the Company for his reasonable expenses incurred in connection with his employment and which are related to and in furtherance of the Company's business, in accordance with the general policy of the Company regarding reimbursement of expenses.



8.       BENEFITS



Employee shall be entitled to all rights and benefits for which Employee is eligible under any employee-benefits plan, including pension, stock or stock option, profit sharing, health (including medical and dental), and life and disability insurance plan, which the Company provides for its employees generally. The Company reserves the right to change the benefits offered to employees at any time.

9.       TERMINATION



Employee's employment with the Company shall be terminated upon the occurrence of any of the following events:



9.1 Death of Employee. In lieu of any other benefits which may be payable by the Company with respect to death, in the event of such death, the Salary payable hereunder shall continue to be paid at the then current rate for three (3) months after the termination of employment. In the event of the death of the Employee during the term of this Agreement, the sums payable hereunder shall be paid to his personal representative;



9.2 Mutual agreement of termination in writing between the Company and Employee;



9.3 Disability of Employee that prevents him from performing the material and substantial duties of his position for a period of two (2) months. In such event, at the Company's option, the Company shall give Employee not less than 30 days' written notice of termination of employment. Employee shall continue to render services to the Company (unless disabled) and shall be paid his full salary as in effect at such time up to the date of termination. Nothing in this Agreement, however, shall limit or diminish the Company's obligations towards Employee with respect to the Americans with Disabilities Act of 1990, as amended, the Family and Medical Leave Act of 1993, as amended, or any similar state laws.



9.4 Written notice by either party to the other terminating the employment of Employee as follows:



          a. Notice of resignation by Employee to the Company, at least 30 days in advance;



          b. Notice of termination of employment by the Company to Employee with cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Employee's employment under this Agreement upon Employee's: (a) willful breach of any of Employee's material obligations under this Agreement, which breach shall not have been remedied by Employee within ten (10) days after the Company shall have given written notice to
               Employee of such breach, or which such breach shall have been repeated after lapse of such ten-day notice period; (b) commission of an act which the Board of Directors of the Company shall reasonably have found to have involved willful misconduct or gross negligence on the part of Employee in the conduct of his duties under this Agreement which materially injures the Company or any of its subsidiaries or affiliates; (c) conviction of (or pleading nolo contendere to) any felony or any misdemeanour involving moral turpitude which might, in the reasonable judgment of the Board of Directors of the Company, cause embarrassment to the Company or any of its subsidiaries or affiliates; (d) commission of a material act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with the
               Employee's employment by the Company; or (e) habitual absenteeism, chronic alcoholism, drug abuse or other form of addiction which, in the reasonable judgment of the Board of Directors, impairs Employee's ability to perform his duties or injures the Company.

          c. Notice of termination of employment by the Company to Employee without cause or for good reason. For purposes of this Agreement, the Company will have terminated Employee's employment with Company under the Agreement without cause or for "Good Reason" upon Company's: (a) financial inability to meet its financial obligations; (b) desire to terminate Employee's employment for reasons other than for Cause as defined above in Section 9.4.c;
               (c) contemplation, consideration or execution of a financial or business agreement or transaction that obligates Company to reduce costs or staff or Employee's employment; (d) termination of Employee's employment within 120 days of the date of a Change of Control of the Company; or (e) failure to comply with the terms fo this Agreement. In the event of termination of Employee's employment under this Agreement by Employer without cause or for Good Reason, Employer shall pay within ten (10) days of such termination a severance payment equal to the compensation that would have been paid to Employee for an additional three (3) month period, at the same rate of pay per month as if Employee's employment would not have been terminated. Employee's fringe benefits and other benefits that were provided Employee under
               Section 8 of this Agreement will be continued to the benefit of Employee during the three month period of compensation after termination without cause or for Good Reason.



Notwithstanding any termination of this Agreement pursuant to Section 9, Employee shall remain bound by the provisions of Sections 10 and 11 below.



10.      INVENTIONS



"Inventions" made or conceived entirely or partially by Employee while employed by the Company shall be the exclusive property of the Company. For the purposes of this Agreement, the term, "Inventions" includes, without limitation, all creations, whether or not patentable or copyrightable, and all ideas, reports, or other creative works including, without limitation, therapies, genetic engineering tools and methods, gene expression systems and diagnostics and therapeutic products derived therefrom, which related to the existing or proposed business of the Company or to any other business or research or development effort conducted by the Company. All of Employee's Inventions, whether or not copyrightable or patentable, will be works for hire. Employee will promptly disclose each Inventions to the Company in writing and cooperate with the Company to patent or copyright all Inventions by executing all documents tendered by the Company for the purpose of patenting or copyrighting Employee's Inventions. This provision shall be construed in conformity with Chapter 49.44 of the Revised Code of Washington. This provision does not apply to an Invention for which no equipment, supplies, facilities, or trade secret information of the Company was used and which was developed entirely on Employee's own time unless (i) the Invention relates directly to the business of the Company, or to the Company's actual or demonstrably anticipated research or development, or (ii) the Invention results from any work performed by Employee for the Company.



11.      NON-DISCLOSURE OF CONFIDENTIAL INFORMATION AND RESTRICTIVE COVENANTS



11.1 Confidential Information. During the course of his employment, Employee will acquire knowledge of trade secrets and other proprietary information of the Company ("Confidential Information") and may contribute to Confidential Information through inventions, discoveries, improvements or some other manner. Confidential Information includes, but is not limited to, nonpublic information relating to the Company's business, operations, customers or technology, including customer lists, vendor lists, pricing or financial information concerning the Company and its vendors and customers, trade secrets, data, documentation, concepts techniques, processes, know-how, marketing information, designs, customer information, cost data, price lists, and pricing policies. Confidential Information does not include information that is already public knowledge or which can be obtained by reference to public sources. Employee recognizes that all Confidential Information is the property of the Company and agrees that, except as required by the duties of Employee's employment with the Company, Employee shall never, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information obtained during Employee's employment with the Company without the prior written consent of the Company. Employee acknowledges and agrees that the terms of this Section shall survive the termination of his employment with the Company.

11.2 Non-Competition. Employee further acknowledges that his position with the Company will give him a close knowledge of its policies, business and trade secrets, and that Employee's continued and exclusive service to the Company under this Agreement is of a high degree of importance and confidentiality. Employee agrees that for a period of one year after the termination of
Employee's employment with the Company, Employee will not, directly or indirectly, be employed by, engage in, consult with, or own an equity interest in any entity or activities competitive with the business engaged in by the Company during Employee's employment under this Agreement, without the written consent of the Company.



11.3 Solicitation. During the term of his employment with the Company and for the period of one year thereafter, Employee shall not: (i) seek to persuade, directly or indirectly, any employee of the Company to discontinue that individual's employment with the Company, or seek to persuade any such employee to become employed in any activity similar to or competitive with the activities of the Company, or (ii) directly or indirectly solicit from any person or entity who was a customer of the Company and with whom Employee had business dealings on behalf of the Company during the one-year period prior to the termination of Employee's employment any business which is competitive with the business activities of the Company, or cause or authorize such solicitation, for or on behalf of Employee or any third party.



11.4 Unfair Competition. Employee agrees that the provisions of Section 10 and 11 of this Agreement are reasonably necessary to protect the rights of the Company and to prevent unfair competition. The provisions of Sections 10 and 11 shall apply if Employee's employment is terminated at the end of the term of this Agreement or otherwise. The period of the covenants contained in Sections 10 and 11 shall be extended by any period of time during which Employee is in violation of said covenants, if any.



11.5 Severability. The parties agree that the covenants set forth in Sections 10 and 11 of this Agreement, including, without limitation, the scope, duration, and geographic extent of such restrictions, are fair and reasonably necessary for the protection of the Company's legitimate business interest. In the event a court or arbitrator should decline to enforce any of such provisions, they shall be deemed to be modified to restrict Employee to the maximum extent which the court or arbitrator shall find enforceable.



11.6 Records. Upon termination of this Agreement, all documents, records, files, notebooks, and similar repositories containing the information described in Sections 10 and 11 of this Agreement, including all copies, then in Employee's possession, whether prepared by Employee or others, shall be immediately returned to the Company by Employee.



12.      INJUNCTIVE RELIEF



Employee acknowledges that the breach or threatened breach of the nondisclosure, non-competition or other agreements contained in this Agreement would give rise to irreparable injury to the Company, which injury would be inadequately compensable in money damages. The Company may, therefore, seek and obtain a restraining order or injunction prohibiting the breach or threatened breach of any provision, requirement or covenant of this Agreement, in addition to and not in limitation of any other legal remedies that may be available.



13.      MISCELLANEOUS



13.1 Entire Agreement. This Agreement contains the entire agreement between the Company and Employee relating to the subject matter of this Agreement. No modification of this Agreement shall be valid unless made in writing and signed by both parties.

13.2 Notice. Any notice required or permitted to be give under this Agreement shall be sufficient if in writing and delivered personally or sent by registered or certified mail, receipt return requested, to Employee at his residence or to the Company at its principal office.



13.3 Waiver. No waiver by the Company or Employee of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a wavier of any subsequent default or breach of the same or any other term, condition or covenant contained in this Agreement.



13.4 Assignment and Successors. The rights and obligations of Employee under this Agreement are personal and may not be assigned to any other person. This Agreement will bind and benefit any successor of the Company, whether by merger, sale of assets, reorganization or other form of acquisition, disposition or business reorganization. In the event of Employee's death, any benefits due or to become due under this Agreement shall become a part of Employee's estate and shall be distributed to his personal representative.



13.5 Attorney's Fees. In the event of any dispute relating to interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs, whether or not a lawsuit, arbitration or other legal action is commenced.



13.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.



This Agreement is effective as of the date first above written.



PHAGE THERAPEUTICS, INC.  (COMPANY):





         By: /s/ Richard C. Honour/s/
         ----------------------------

         Its: President & CEO
         --------------------




EMPLOYEE (EMPLOYEE):



         /s/ Kenneth E. Lehman /s/
         -------------------------
         Signature



         Feb. 21, 2001
         -------------

         Date

                              EMPLOYMENT AGREEMENT



EMPLOYMENT  AGREEMENT  dated  November  1,  2000  ("Agreement")   between  Phage
Therapeutics, Inc., a Washington corporation ("Company") and Kenneth M. Lehman, a resident of Kenmore, WA ("Employee").



                                   WITNESSETH



WHEREAS, the Company wishes to employ Employee in the position of Facilities Manager; and



WHEREAS, the Employee wishes to enter into the employ of the Company to fulfill the responsibilities of the position of Facilities Manager;



NOW  THEREFORE,  in  consideration  of  the  foregoing  and  of  the  respective
covenants,   obligations  and  agreements  of  the  parties  contained  in  this
Agreement, the parties, intending to be legally bound, hereby agree as follows:



1.       EMPLOYMENT



The Company shall employ Employee, and Employee shall accept such employment, upon the terms and conditions set forth in Agreement. Employee's employment with the Company shall be subject to the Company's general employment policies and practices. The Company reserves the right to modify such policies and practices from time to time.



2.       DUTIES



Employee shall be employed as Facilities Manager. During the term of this Agreement, Employee shall devote his full time, attention and efforts to the conduct of the business of the Company and the performance of his duties under this Agreement. Employee shall not engage in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided that Employee shall not be prevented from investing his personal assets in such form or manner as will not require any services on the part of Employee in the operation of the affairs of the entities in which such investments are made.



3.     TERM



Subject to the terms and conditions set forth in this Agreement, Company shall employ Employee and Employee shall serve the Company in the position of Facilities Manager for a period commencing November 1, 2000 ("Commencement Date") and continuing through the first anniversary of the Commencement Date, unless such employment is sooner terminated as provided herein. During this one
(1) year period, Employee's compensation and other benefits may be adjusted annually, or more often, without the necessity of an amendment of this Agreement. The Employee's term of employment shall be extended for additional one (1) year periods and on such terms and at such levels of compensation as shall be mutually agreed to in writing by Company and Employee, unless otherwise terminated under this Agreement.

4.       COMPENSATION



For all services rendered by Employee under this Agreement, the Company agrees to pay Employee and Employee agrees to accept the following:



4.1 Wage. An hourly wage of $17.00 ("Wage"), which shall be payable at the times and in the manner set by the Company's standard payroll policy. Such Salary shall be reviewed one (1) month prior to the anniversary of the Commencement Date each year, and any increase in the amount under this Agreement for the twelve (12) month period following the Commencement Date anniversary date shall be determined at such time by the Board of Directors of the Company, or a compensation committee formed by the Board of Directors.



4.2 Bonuses. Employee shall additionally be entitled to such cash and/or stock bonuses and stock options as determined from time to time by the Board of Directors of the Company, or their designated representatives(s). Cash bonuses, if any, shall be paid subject to achievement of specific performance milestones agreed to by both the Company and Employee.



5.       CONTINUING EDUCATION



In the event that performance of Employee's responsibilities and duties within the Company shall require or recommend certification, licensure, or continuing education to maintain licensure, then Company shall upon notice, allow time during business hours for the required activity and shall reimburse Employee for reasonable expenses associated therewith including at least any registration fees, license fees, travel, lodging and per diem fees.



6.       WORKING FACILITIES



Employee shall be furnished with such facilities, services, and supplies as are suitable and adequate for the performance of this duties under this Agreement.



7.       EXPENSES



Employee shall be reimbursed by the Company for his reasonable expenses incurred in connection with his employment and which are related to and in furtherance of the Company's business, in accordance with the general policy of the Company regarding reimbursement of expenses.



8.       BENEFITS



Employee shall be entitled to all rights and benefits for which Employee is eligible under any employee-benefits plan, including pension, stock or stock option, profit sharing, health (including medical and dental), and life and disability insurance plan, which the Company provides for its employees generally. The Company reserves the right to change the benefits offered to employees at any time.

9.       TERMINATION



Employee's employment with the Company shall be terminated upon the occurrence of any of the following events:



9.1 Death of Employee. In lieu of any other benefits which may be payable by the Company with respect to death, in the event of such death, the Salary payable hereunder shall continue to be paid at the then current rate for three (3) months after the termination of employment. In the event of the death of the Employee during the term of this Agreement, the sums payable hereunder shall be paid to his personal representative;



9.2 Mutual agreement of termination in writing between the Company and Employee;



9.3 Disability of Employee that prevents him from performing the material and substantial duties of his position for a period of two (2) months. In such event, at the Company's option, the Company shall give Employee not less than 30 days' written notice of termination of employment. Employee shall continue to render services to the Company (unless disabled) and shall be paid his full salary as in effect at such time up to the date of termination. Nothing in this Agreement, however, shall limit or diminish the Company's obligations towards Employee with respect to the Americans with Disabilities Act of 1990, as amended, the Family and Medical Leave Act of 1993, as amended, or any similar state laws.



9.4 Written notice by either party to the other terminating the employment of Employee as follows:



          a. Notice of resignation by Employee to the Company, at least 30 days in advance;



          b. Notice of termination of employment by the Company to Employee with cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Employee's employment under this Agreement upon Employee's: (a) willful breach of any of Employee's material obligations under this Agreement, which breach shall not have been remedied by Employee within ten (10) days after the Company shall have given written notice to
               Employee of such breach, or which such breach shall have been repeated after lapse of such ten-day notice period; (b) commission of an act which the Board of Directors of the Company shall reasonably have found to have involved willful misconduct or gross negligence on the part of Employee in the conduct of his duties under this Agreement which materially injures the Company or any of its subsidiaries or affiliates; (c) conviction of (or pleading nolo contendere to) any felony or any misdemeanour involving moral turpitude which might, in the reasonable judgment of the Board of Directors of the Company, cause embarrassment to the Company or any of its subsidiaries or affiliates; (d) commission of a material act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with the
               Employee's employment by the Company; or (e) habitual absenteeism, chronic alcoholism, drug abuse or other form of addiction which, in the reasonable judgment of the Board of Directors, impairs Employee's ability to perform his duties or injures the Company.

          c. Notice of termination of employment by the Company to Employee without cause or for good reason. For purposes of this Agreement, the Company will have terminated Employee's employment with Company under the Agreement without cause or for "Good Reason" upon Company's: (a) financial inability to meet its financial obligations; (b) desire to terminate Employee's employment for reasons other than for Cause as defined above in Section 9.4.c;
               (c) contemplation, consideration or execution of a financial or business agreement or transaction that obligates Company to reduce costs or staff or Employee's employment; (d) termination of Employee's employment within 120 days of the date of a Change of Control of the Company; or (e) failure to comply with the terms fo this Agreement. In the event of termination of Employee's employment under this Agreement by Employer without cause or for Good Reason, Employer shall pay within ten (10) days of such termination a severance payment equal to the compensation that would have been paid to Employee for an additional three (3) month period, at the same rate of pay per month as if Employee's employment would not have been terminated. Employee's fringe benefits and other benefits that were provided Employee under
               Section 8 of this Agreement will be continued to the benefit of Employee during the three month period of compensation after termination without cause or for Good Reason.



Notwithstanding any termination of this Agreement pursuant to Section 9, Employee shall remain bound by the provisions of Sections 10 and 11 below.



10.      INVENTIONS



"Inventions" made or conceived entirely or partially by Employee while employed by the Company shall be the exclusive property of the Company. For the purposes of this Agreement, the term, "Inventions" includes, without limitation, all creations, whether or not patentable or copyrightable, and all ideas, reports, or other creative works including, without limitation, therapies, genetic engineering tools and methods, gene expression systems and diagnostics and therapeutic products derived therefrom, which related to the existing or proposed business of the Company or to any other business or research or development effort conducted by the Company. All of Employee's Inventions, whether or not copyrightable or patentable, will be works for hire. Employee will promptly disclose each Inventions to the Company in writing and cooperate with the Company to patent or copyright all Inventions by executing all documents tendered by the Company for the purpose of patenting or copyrighting Employee's Inventions. This provision shall be construed in conformity with Chapter 49.44 of the Revised Code of Washington. This provision does not apply to an Invention for which no equipment, supplies, facilities, or trade secret information of the Company was used and which was developed entirely on Employee's own time unless (i) the Invention relates directly to the business of the Company, or to the Company's actual or demonstrably anticipated research or development, or (ii) the Invention results from any work performed by Employee for the Company.



11.      NON-DISCLOSURE OF CONFIDENTIAL INFORMATION AND RESTRICTIVE COVENANTS



11.1 Confidential Information. During the course of his employment, Employee will acquire knowledge of trade secrets and other proprietary information of the Company ("Confidential Information") and may contribute to Confidential Information through inventions, discoveries, improvements or some other manner. Confidential Information includes, but is not limited to, nonpublic information relating to the Company's business, operations, customers or technology, including customer lists, vendor lists, pricing or financial information concerning the Company and its vendors and customers, trade secrets, data, documentation, concepts techniques, processes, know-how, marketing information, designs, customer information, cost data, price lists, and pricing policies. Confidential Information does not include information that is already public knowledge or which can be obtained by reference to public sources. Employee recognizes that all Confidential Information is the property of the Company and agrees that, except as required by the duties of Employee's employment with the Company, Employee shall never, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information obtained during Employee's employment with the Company without the prior written consent of the Company. Employee acknowledges and agrees that the terms of this Section shall survive the termination of his employment with the Company.

11.2 Non-Competition. Employee further acknowledges that his position with the Company will give him a close knowledge of its policies, business and trade secrets, and that Employee's continued and exclusive service to the Company under this Agreement is of a high degree of importance and confidentiality. Employee agrees that for a period of one year after the termination of
Employee's employment with the Company, Employee will not, directly or indirectly, be employed by, engage in, consult with, or own an equity interest in any entity or activities competitive with the business engaged in by the Company during Employee's employment under this Agreement, without the written consent of the Company.



11.3 Solicitation. During the term of his employment with the Company and for the period of one year thereafter, Employee shall not: (i) seek to persuade, directly or indirectly, any employee of the Company to discontinue that individual's employment with the Company, or seek to persuade any such employee to become employed in any activity similar to or competitive with the activities of the Company, or (ii) directly or indirectly solicit from any person or entity who was a customer of the Company and with whom Employee had business dealings on behalf of the Company during the one-year period prior to the termination of Employee's employment any business which is competitive with the business activities of the Company, or cause or authorize such solicitation, for or on behalf of Employee or any third party.



11.4 Unfair Competition. Employee agrees that the provisions of Section 10 and 11 of this Agreement are reasonably necessary to protect the rights of the Company and to prevent unfair competition. The provisions of Sections 10 and 11 shall apply if Employee's employment is terminated at the end of the term of this Agreement or otherwise. The period of the covenants contained in Sections 10 and 11 shall be extended by any period of time during which Employee is in violation of said covenants, if any.



11.5 Severability. The parties agree that the covenants set forth in Sections 10 and 11 of this Agreement, including, without limitation, the scope, duration, and geographic extent of such restrictions, are fair and reasonably necessary for the protection of the Company's legitimate business interest. In the event a court or arbitrator should decline to enforce any of such provisions, they shall be deemed to be modified to restrict Employee to the maximum extent which the court or arbitrator shall find enforceable.



11.6 Records. Upon termination of this Agreement, all documents, records, files, notebooks, and similar repositories containing the information described in Sections 10 and 11 of this Agreement, including all copies, then in Employee's possession, whether prepared by Employee or others, shall be immediately returned to the Company by Employee.



12.      INJUNCTIVE RELIEF



Employee acknowledges that the breach or threatened breach of the nondisclosure, non-competition or other agreements contained in this Agreement would give rise to irreparable injury to the Company, which injury would be inadequately compensable in money damages. The Company may, therefore, seek and obtain a restraining order or injunction prohibiting the breach or threatened breach of any provision, requirement or covenant of this Agreement, in addition to and not in limitation of any other legal remedies that may be available.



13.      MISCELLANEOUS



13.1 Entire Agreement. This Agreement contains the entire agreement between the Company and Employee relating to the subject matter of this Agreement. No modification of this Agreement shall be valid unless made in writing and signed by both parties.

13.2 Notice. Any notice required or permitted to be give under this Agreement shall be sufficient if in writing and delivered personally or sent by registered or certified mail, receipt return requested, to Employee at his residence or to the Company at its principal office.



13.3 Waiver. No waiver by the Company or Employee of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a wavier of any subsequent default or breach of the same or any other term, condition or covenant contained in this Agreement.



13.4 Assignment and Successors. The rights and obligations of Employee under this Agreement are personal and may not be assigned to any other person. This Agreement will bind and benefit any successor of the Company, whether by merger, sale of assets, reorganization or other form of acquisition, disposition or business reorganization. In the event of Employee's death, any benefits due or to become due under this Agreement shall become a part of Employee's estate and shall be distributed to his personal representative.



13.5 Attorney's Fees. In the event of any dispute relating to interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs, whether or not a lawsuit, arbitration or other legal action is commenced.



13.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.



This Agreement is effective as of the date first above written.



PHAGE THERAPEUTICS, INC.  (COMPANY):





         By: /s/ Richard C. Honour/s/
         ----------------------------
         Its: President & CEO
         ----------------------------




EMPLOYEE (EMPLOYEE):



         /s/ Kenneth Lehman /s/
         ----------------------
         Signature



         Feb. 21, 2001
         -------------

         Date

                              EMPLOYMENT AGREEMENT



EMPLOYMENT  AGREEMENT  dated  December  6,  2000  ("Agreement")   between  Phage
Therapeutics, Inc., a Washington corporation ("Company") and Larry Syltebo, BS, MT (ASCP), a resident of Everett, WA ("Employee").



                                   WITNESSETH



WHEREAS, the Company wishes to employ Employee in the position of Manager, Quality Assurance & Quality Control; and



WHEREAS, the Employee wishes to enter into the employ of the Company to fulfill the responsibilities of the position of Manager, Quality Assurance & Quality Control;



NOW  THEREFORE,  in  consideration  of  the  foregoing  and  of  the  respective
covenants,   obligations  and  agreements  of  the  parties  contained  in  this
Agreement, the parties, intending to be legally bound, hereby agree as follows:



1.       EMPLOYMENT



The Company shall employ Employee, and Employee shall accept such employment, upon the terms and conditions set forth in Agreement. Employee's employment with the Company shall be subject to the Company's general employment policies and practices. The Company reserves the right to modify such policies and practices from time to time.



2.       DUTIES



Employee shall be employed as Manager, Quality Assurance & Quality Control. During the term of this Agreement, Employee shall devote his full time, attention and efforts to the conduct of the business of the Company and the performance of his duties under this Agreement. Employee shall not engage in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided that Employee shall not be prevented from investing his personal assets in such form or manner as will not require any services on the part of Employee in the operation of the affairs of the entities in which such investments are made.



3.     TERM

Subject to the terms and conditions set forth in this Agreement, Company shall employ Employee and Employee shall serve the Company in the position of Manager, Quality Assurance & Quality Control for a period commencing December 6, 2000 ("Commencement Date") and continuing through the first anniversary of the Commencement Date, unless such employment is sooner terminated as provided herein. During this one (1) year period, Employee's compensation and other benefits may be adjusted annually, or more often, without the necessity of an amendment of this Agreement. The Employee's term of employment shall be extended for additional one (1) year periods and on such terms and at such levels of compensation as shall be mutually agreed to in writing by Company and Employee, unless otherwise terminated under this Agreement.



4.       COMPENSATION



For all services rendered by Employee under this Agreement, the Company agrees to pay Employee and Employee agrees to accept the following:



4.1 Salary. An annual salary of $60,000 ("Salary"), which shall be payable at the times and in the manner set by the Company's standard payroll policy. Such Salary shall be reviewed one (1) month prior to the anniversary of the Commencement Date each year, and any increase in the amount under this Agreement for the twelve (12) month period following the Commencement Date anniversary date shall be determined at such time by the Board of Directors of the Company, or a compensation committee formed by the Board of Directors.



4.2 Bonuses. Employee shall additionally be entitled to such cash and/or stock bonuses and stock options as determined from time to time by the Board of Directors of the Company, or their designated representatives(s). Cash bonuses, if any, shall be paid subject to achievement of specific performance milestones agreed to by both the Company and Employee.



5.       CONTINUING EDUCATION



In the event that performance of Employee's responsibilities and duties within the Company shall require or recommend certification, licensure, or continuing education to maintain licensure, then Company shall upon notice, allow time during business hours for the required activity and shall reimburse Employee for reasonable expenses associated therewith including at least any registration fees, license fees, travel, lodging and per diem fees.



6.       WORKING FACILITIES



Employee shall be furnished with such facilities, services, and supplies as are suitable and adequate for the performance of this duties under this Agreement.



7.       EXPENSES



Employee shall be reimbursed by the Company for his reasonable expenses incurred in connection with his employment and which are related to and in furtherance of the Company's business, in accordance with the general policy of the Company regarding reimbursement of expenses.



8.       BENEFITS




Employee shall be entitled to all rights and benefits for which Employee is eligible under any employee-benefits plan, including pension, stock or stock option, profit sharing, health (including medical and dental), and life and disability insurance plan, which the Company provides for its employees generally. The Company reserves the right to change the benefits offered to employees at any time.

9.       TERMINATION



Employee's employment with the Company shall be terminated upon the occurrence of any of the following events:



9.1 Death of Employee. In lieu of any other benefits which may be payable by the Company with respect to death, in the event of such death, the Salary payable hereunder shall continue to be paid at the then current rate for three (3) months after the termination of employment. In the event of the death of the Employee during the term of this Agreement, the sums payable hereunder shall be paid to his personal representative;



9.2 Mutual agreement of termination in writing between the Company and Employee;



9.3 Disability of Employee that prevents him from performing the material and substantial duties of his position for a period of two (2) months. In such event, at the Company's option, the Company shall give Employee not less than 30 days' written notice of termination of employment. Employee shall continue to render services to the Company (unless disabled) and shall be paid his full salary as in effect at such time up to the date of termination. Nothing in this Agreement, however, shall limit or diminish the Company's obligations towards Employee with respect to the Americans with Disabilities Act of 1990, as amended, the Family and Medical Leave Act of 1993, as amended, or any similar state laws.



9.4 Written notice by either party to the other terminating the employment of Employee as follows:



          a. Notice of resignation by Employee to the Company, at least 30 days in advance;



          b. Notice of termination of employment by the Company to Employee with cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Employee's employment under this Agreement upon Employee's: (a) willful breach of any of Employee's material obligations under this Agreement, which breach shall not have been remedied by Employee within ten (10) days after the Company shall have given written notice to
               Employee of such breach, or which such breach shall have been repeated after lapse of such ten-day notice period; (b) commission of an act which the Board of Directors of the Company shall reasonably have found to have involved willful misconduct or gross negligence on the part of Employee in the conduct of his duties under this Agreement which materially injures the Company or any of its subsidiaries or affiliates; (c) conviction of (or pleading nolo contendere to) any felony or any misdemeanour involving moral turpitude which might, in the reasonable judgment of the Board of Directors of the Company, cause embarrassment to the Company or any of its subsidiaries or affiliates; (d) commission of a material act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with the
               Employee's employment by the Company; or (e) habitual absenteeism, chronic alcoholism, drug abuse or other form of addiction which, in the reasonable judgment of the Board of Directors, impairs Employee's ability to perform his duties or injures the Company.

          c. Notice of termination of employment by the Company to Employee without cause or for good reason. For purposes of this Agreement, the Company will have terminated Employee's employment with Company under the Agreement without cause or for "Good Reason" upon Company's: (a) financial inability to meet its financial obligations; (b) desire to terminate Employee's employment for reasons other than for Cause as defined above in Section 9.4.c;
               (c) contemplation, consideration or execution of a financial or business agreement or transaction that obligates Company to reduce costs or staff or Employee's employment; (d) termination of Employee's employment within 120 days of the date of a Change of Control of the Company; or (e) failure to comply with the terms fo this Agreement. In the event of termination of Employee's employment under this Agreement by Employer without cause or for Good Reason, Employer shall pay within ten (10) days of such termination a severance payment equal to the compensation that would have been paid to Employee for an additional three (3) month period, at the same rate of pay per month as if Employee's employment would not have been terminated. Employee's fringe benefits and other benefits that were provided Employee under
               Section 8 of this Agreement will be continued to the benefit of Employee during the three month period of compensation after termination without cause or for Good Reason.



Notwithstanding any termination of this Agreement pursuant to Section 9, Employee shall remain bound by the provisions of Sections 10 and 11 below.



10.      INVENTIONS



"Inventions" made or conceived entirely or partially by Employee while employed by the Company shall be the exclusive property of the Company. For the purposes of this Agreement, the term, "Inventions" includes, without limitation, all creations, whether or not patentable or copyrightable, and all ideas, reports, or other creative works including, without limitation, therapies, genetic engineering tools and methods, gene expression systems and diagnostics and therapeutic products derived therefrom, which related to the existing or proposed business of the Company or to any other business or research or development effort conducted by the Company. All of Employee's Inventions, whether or not copyrightable or patentable, will be works for hire. Employee will promptly disclose each Inventions to the Company in writing and cooperate with the Company to patent or copyright all Inventions by executing all documents tendered by the Company for the purpose of patenting or copyrighting Employee's Inventions. This provision shall be construed in conformity with Chapter 49.44 of the Revised Code of Washington. This provision does not apply to an Invention for which no equipment, supplies, facilities, or trade secret information of the Company was used and which was developed entirely on Employee's own time unless (i) the Invention relates directly to the business of the Company, or to the Company's actual or demonstrably anticipated research or development, or (ii) the Invention results from any work performed by Employee for the Company.



11.      NON-DISCLOSURE OF CONFIDENTIAL INFORMATION AND RESTRICTIVE COVENANTS



11.1 Confidential Information. During the course of his employment, Employee will acquire knowledge of trade secrets and other proprietary information of the Company ("Confidential Information") and may contribute to Confidential Information through inventions, discoveries, improvements or some other manner. Confidential Information includes, but is not limited to, nonpublic information relating to the Company's business, operations, customers or technology, including customer lists, vendor lists, pricing or financial information concerning the Company and its vendors and customers, trade secrets, data, documentation, concepts techniques, processes, know-how, marketing information, designs, customer information, cost data, price lists, and pricing policies. Confidential Information does not include information that is already public knowledge or which can be obtained by reference to public sources. Employee recognizes that all Confidential Information is the property of the Company and agrees that, except as required by the duties of Employee's employment with the Company, Employee shall never, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information obtained during Employee's employment with the Company without the prior written consent of the Company. Employee acknowledges and agrees that the terms of this Section shall survive the termination of his employment with the Company.

11.2 Non-Competition. Employee further acknowledges that his position with the Company will give him a close knowledge of its policies, business and trade secrets, and that Employee's continued and exclusive service to the Company under this Agreement is of a high degree of importance and confidentiality. Employee agrees that for a period of one year after the termination of
Employee's employment with the Company, Employee will not, directly or indirectly, be employed by, engage in, consult with, or own an equity interest in any entity or activities competitive with the business engaged in by the Company during Employee's employment under this Agreement, without the written consent of the Company.



11.3 Solicitation. During the term of his employment with the Company and for the period of one year thereafter, Employee shall not: (i) seek to persuade, directly or indirectly, any employee of the Company to discontinue that individual's employment with the Company, or seek to persuade any such employee to become employed in any activity similar to or competitive with the activities of the Company, or (ii) directly or indirectly solicit from any person or entity who was a customer of the Company and with whom Employee had business dealings on behalf of the Company during the one-year period prior to the termination of Employee's employment any business which is competitive with the business activities of the Company, or cause or authorize such solicitation, for or on behalf of Employee or any third party.



11.4 Unfair Competition. Employee agrees that the provisions of Section 10 and 11 of this Agreement are reasonably necessary to protect the rights of the Company and to prevent unfair competition. The provisions of Sections 10 and 11 shall apply if Employee's employment is terminated at the end of the term of this Agreement or otherwise. The period of the covenants contained in Sections 10 and 11 shall be extended by any period of time during which Employee is in violation of said covenants, if any.



11.5 Severability. The parties agree that the covenants set forth in Sections 10 and 11 of this Agreement, including, without limitation, the scope, duration, and geographic extent of such restrictions, are fair and reasonably necessary for the protection of the Company's legitimate business interest. In the event a court or arbitrator should decline to enforce any of such provisions, they shall be deemed to be modified to restrict Employee to the maximum extent which the court or arbitrator shall find enforceable.



11.6 Records. Upon termination of this Agreement, all documents, records, files, notebooks, and similar repositories containing the information described in Sections 10 and 11 of this Agreement, including all copies, then in Employee's possession, whether prepared by Employee or others, shall be immediately returned to the Company by Employee.



12.      INJUNCTIVE RELIEF



Employee acknowledges that the breach or threatened breach of the nondisclosure, non-competition or other agreements contained in this Agreement would give rise to irreparable injury to the Company, which injury would be inadequately compensable in money damages. The Company may, therefore, seek and obtain a restraining order or injunction prohibiting the breach or threatened breach of any provision, requirement or covenant of this Agreement, in addition to and not in limitation of any other legal remedies that may be available.



13.      MISCELLANEOUS



13.1 Entire Agreement. This Agreement contains the entire agreement between the Company and Employee relating to the subject matter of this Agreement. No modification of this Agreement shall be valid unless made in writing and signed by both parties.

13.2 Notice. Any notice required or permitted to be give under this Agreement shall be sufficient if in writing and delivered personally or sent by registered or certified mail, receipt return requested, to Employee at his residence or to the Company at its principal office.



13.3 Waiver. No waiver by the Company or Employee of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a wavier of any subsequent default or breach of the same or any other term, condition or covenant contained in this Agreement.



13.4 Assignment and Successors. The rights and obligations of Employee under this Agreement are personal and may not be assigned to any other person. This Agreement will bind and benefit any successor of the Company, whether by merger, sale of assets, reorganization or other form of acquisition, disposition or business reorganization. In the event of Employee's death, any benefits due or to become due under this Agreement shall become a part of Employee's estate and shall be distributed to his personal representative.



13.5 Attorney's Fees. In the event of any dispute relating to interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs, whether or not a lawsuit, arbitration or other legal action is commenced.



13.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.



This Agreement is effective as of the date first above written.



PHAGE THERAPEUTICS, INC.  (COMPANY):





         By: /s/ Richard C. Honour/s/
         ----------------------------
         Its: President & CEO
         --------------------




EMPLOYEE (EMPLOYEE):



         /s/ Larry Sytlebo /s/
         ---------------------
         Signature



         Feb. 21, 2001
         -------------

         Date

                              EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT dated May 1, 2001 ("Agreement") between Phage Therapeutics, Inc., a Washington corporation ("Company") and Lisa M. Goodrich, BS, a resident of Bothellt, WA ("Employee").

                                   WITNESSETH

WHEREAS, the Company wishes to employ Employee in the position of Manager, Microbiology; and

WHEREAS, the Employee wishes to enter into the employ of the Company to fulfill the responsibilities of the position of Manager, Microbiology;

NOW  THEREFORE,  in  consideration  of  the  foregoing  and  of  the  respective
covenants,   obligations  and  agreements  of  the  parties  contained  in  this
Agreement, the parties, intending to be legally bound, hereby agree as follows:

1.       EMPLOYMENT

The Company shall employ Employee, and Employee shall accept such employment, upon the terms and conditions set forth in Agreement. Employee's employment with the Company shall be subject to the Company's general employment policies and practices. The Company reserves the right to modify such policies and practices from time to time.

2.       DUTIES

Employee shall be employed as Manager, Microbiology. During the term of this Agreement, Employee shall devote her full time, attention and efforts to the conduct of the business of the Company and the performance of her duties under this Agreement. Employee shall not engage in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided that Employee shall not be prevented from investing her personal assets in such form or manner as will not require any services on the part of Employee in the operation of the affairs of the entities in which such investments are made.

(3)      TERM

Subject to the terms and conditions set forth in this Agreement, Company shall employ Employee and Employee shall serve the Company in the position of Manager, Microbiology for a period commencing May 1, 2001 ("Commencement Date") and continuing through the first anniversary of the Commencement Date, unless such employment is sooner terminated as provided herein. During this one (1) year period, Employee's compensation and other benefits may be adjusted annually, or more often, without the necessity of an amendment of this Agreement. The Employee's term of employment shall be extended for additional one (1) year periods and on such terms and at such levels of compensation as shall be mutually agreed to in writing by Company and Employee, unless otherwise terminated under this Agreement.

4.       COMPENSATION

For all services rendered by Employee under this Agreement, the Company agrees to pay Employee and Employee agrees to accept the following:

4.1 Salary. An annual salary of $40,000 ("Salary"), which shall be payable at the times and in the manner set by the Company's standard payroll policy. Such Salary shall be reviewed one (1) month prior to the anniversary of the Commencement Date each year, and any increase in the amount under this Agreement for the twelve (12) month period following the Commencement Date anniversary date shall be determined at such time by the Board of Directors of the Company, or a compensation committee formed by the Board of Directors.

4.2 Bonuses. Employee shall additionally be entitled to such cash and/or stock bonuses and stock options as determined from time to time by the Board of Directors of the Company, or their designated representatives(s). Cash bonuses, if any, shall be paid subject to achievement of specific performance milestones agreed to by both the Company and Employee.

5.       CONTINUING EDUCATION

In the event that performance of Employee's responsibilities and duties within the Company shall require or recommend certification, licensure, or continuing education to maintain licensure, then Company shall upon notice, allow time during business hours for the required activity and shall reimburse Employee for reasonable expenses associated therewith including at least any registration fees, license fees, travel, lodging and per diem fees.

6.       WORKING FACILITIES

Employee shall be furnished with such facilities, services, and supplies as are suitable and adequate for the performance of her duties under this Agreement.

7.       EXPENSES

Employee shall be reimbursed by the Company for her reasonable expenses incurred in connection with her employment and which are related to and in furtherance of the Company's business, in accordance with the general policy of the Company regarding reimbursement of expenses.

8.       BENEFITS

Employee shall be entitled to all rights and benefits for which Employee is eligible under any employee-benefits plan, including pension, stock or stock option, profit sharing, health (including medical and dental), and life and disability insurance plan, which the Company provides for its employees generally. The Company reserves the right to change the benefits offered to employees at any time.

9.       TERMINATION

Employee's employment with the Company shall be terminated upon the occurrence of any of the following events:

9.1 Death of Employee. In lieu of any other benefits which may be payable by the Company with respect to death, in the event of such death, the Salary payable hereunder shall continue to be paid at the then current rate for three (3) months after the termination of employment. In the event of the death of the Employee during the term of this Agreement, the sums payable hereunder shall be paid to her personal representative;

9.2 Mutual agreement of termination in writing between the Company and Employee;

9.3 Disability of Employee that prevents her from performing the material and substantial duties of her position for a period of two (2) months. In such event, at the Company's option, the Company shall give Employee not less than 30 days' written notice of termination of employment. Employee shall continue to render services to the Company (unless disabled) and shall be paid her full salary as in effect at such time up to the date of termination. Nothing in this Agreement, however, shall limit or diminish the Company's obligations towards Employee with respect to the Americans with Disabilities Act of 1990, as amended, the Family and Medical Leave Act of 1993, as amended, or any similar state laws.

9.4 Written notice by either party to the other terminating the employment of Employee as follows:

     a. Notice of resignation by Employee to the Company, at least 30 days in advance;

     b. Notice of termination of employment by the Company to Employee with cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Employee's employment under this Agreement upon
          Employee's: (a) willful breach of any of Employee's material obligations under this Agreement, which breach shall not have been remedied by Employee within ten (10) days after the Company shall have given written notice to Employee of such breach, or which such breach shall have been repeated after lapse of such ten-day notice period;
          (b) commission of an act which the Board of Directors of the Company shall reasonably have found to have involved willful misconduct or gross negligence on the part of Employee in the conduct of her duties under this Agreement which materially injures the Company or any of its subsidiaries or affiliates; (c) conviction of (or pleading nolo contendere to) any felony or any misdemeanour involving moral turpitude which might, in the reasonable judgment of the Board of Directors of the Company, cause embarrassment to the Company or any of its subsidiaries or affiliates; (d) commission of a material act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with the Employee's employment by the Company; or
          (e) habitual absenteeism, chronic alcoholism, drug abuse or other form of addiction which, in the reasonable judgment of the Board of Directors, impairs Employee's ability to perform her duties or injures the Company.

     c. Notice of termination of employment by the Company to Employee without cause or for good reason. For purposes of this Agreement, the Company will have terminated Employee's employment with Company under the Agreement without cause or for "Good Reason" upon Company's: (a) financial inability to meet its financial obligations; (b) desire to terminate Employee's employment for reasons other than for Cause as defined above in Section 9.4.c; (c) contemplation, consideration or execution of a financial or business agreement or transaction that obligates Company to reduce costs or staff or Employee's employment;
          (d) termination of Employee's employment within 120 days of the date of a Change of Control of the Company; or (e) failure to comply with the terms fo this Agreement. In the event of termination of Employee's employment under this Agreement by Employer without cause or for Good Reason, Employer shall pay within ten (10) days of such termination a severance payment equal to the compensation that would have been paid to Employee for an additional three (3) month period, at the same rate of pay per month as if Employee's employment would not have been terminated. Employee's fringe benefits and other benefits that were provided Employee under Section 8 of this Agreement will be continued to the benefit of Employee during the three month period of compensation after termination without cause or for Good Reason.

Notwithstanding any termination of this Agreement pursuant to Section 9, Employee shall remain bound by the provisions of Sections 10 and 11 below.

10)      INVENTIONS

"Inventions" made or conceived entirely or partially by Employee while employed by the Company shall be the exclusive property of the Company. For the purposes of this Agreement, the term, "Inventions" includes, without limitation, all creations, whether or not patentable or copyrightable, and all ideas, reports, or other creative works including, without limitation, therapies, genetic engineering tools and methods, gene expression systems and diagnostics and therapeutic products derived therefrom, which related to the existing or proposed business of the Company or to any other business or research or development effort conducted by the Company. All of Employee's Inventions, whether or not copyrightable or patentable, will be works for hire. Employee will promptly disclose each Inventions to the Company in writing and cooperate with the Company to patent or copyright all Inventions by executing all documents tendered by the Company for the purpose of patenting or copyrighting Employee's Inventions. This provision shall be construed in conformity with Chapter 49.44 of the Revised Code of Washington. This provision does not apply to an Invention for which no equipment, supplies, facilities, or trade secret information of the Company was used and which was developed entirely on Employee's own time unless
(i) the Invention relates directly to the business of the Company, or to the Company's actual or demonstrably anticipated research or development, or (ii) the Invention results from any work performed by Employee for the Company.

11)      NON-DISCLOSURE OF CONFIDENTIAL INFORMATION AND RESTRICTIVE COVENANTS

11.1 Confidential Information. During the course of her employment, Employee will acquire knowledge of trade secrets and other proprietary information of the Company ("Confidential Information") and may contribute to Confidential Information through inventions, discoveries, improvements or some other manner. Confidential Information includes, but is not limited to, nonpublic information relating to the Company's business, operations, customers or technology, including customer lists, vendor lists, pricing or financial information concerning the Company and its vendors and customers, trade secrets, data, documentation, concepts techniques, processes, know-how, marketing information, designs, customer information, cost data, price lists, and pricing policies. Confidential Information does not include information that is already public knowledge or which can be obtained by reference to public sources. Employee recognizes that all Confidential Information is the property of the Company and agrees that, except as required by the duties of Employee's employment with the Company, Employee shall never, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information obtained during Employee's employment with the Company without the prior written consent of the Company. Employee acknowledges and agrees that the terms of this Section shall survive the termination of her employment with the Company.

11.2 Non-Competition. Employee further acknowledges that her position with the Company will give her close knowledge of its policies, business and trade secrets, and that Employee's continued and exclusive service to the Company under this Agreement is of a high degree of importance and confidentiality. Employee agrees that for a period of one year after the termination of
Employee's employment with the Company, Employee will not, directly or indirectly, be employed by, engage in, consult with, or own an equity interest in any entity or activities competitive with the business engaged in by the Company during Employee's employment under this Agreement, without the written consent of the Company.

11.3 Solicitation. During the term of her employment with the Company and for the period of one year thereafter, Employee shall not: (i) seek to persuade, directly or indirectly, any employee of the Company to discontinue that individual's employment with the Company, or seek to persuade any such employee to become employed in any activity similar to or competitive with the activities of the Company, or (ii) directly or indirectly solicit from any person or entity who was a customer of the Company and with whom Employee had business dealings on behalf of the Company during the one-year period prior to the termination of Employee's employment any business which is competitive with the business activities of the Company, or cause or authorize such solicitation, for or on behalf of Employee or any third party.

11.4 Unfair Competition. Employee agrees that the provisions of Section 10 and 11 of this Agreement are reasonably necessary to protect the rights of the Company and to prevent unfair competition. The provisions of Sections 10 and 11 shall apply if Employee's employment is terminated at the end of the term of this Agreement or otherwise. The period of the covenants contained in Sections 10 and 11 shall be extended by any period of time during which Employee is in violation of said covenants, if any.

11.5 Severability. The parties agree that the covenants set forth in Sections 10 and 11 of this Agreement, including, without limitation, the scope, duration, and geographic extent of such restrictions, are fair and reasonably necessary for the protection of the Company's legitimate business interest. In the event a court or arbitrator should decline to enforce any of such provisions, they shall be deemed to be modified to restrict Employee to the maximum extent which the court or arbitrator shall find enforceable.

11.6 Records. Upon termination of this Agreement, all documents, records, files, notebooks, and similar repositories containing the information described in Sections 10 and 11 of this Agreement, including all copies, then in Employee's possession, whether prepared by Employee or others, shall be immediately returned to the Company by Employee.

12.      INJUNCTIVE RELIEF

Employee acknowledges that the breach or threatened breach of the nondisclosure, non-competition or other agreements contained in this Agreement would give rise to irreparable injury to the Company, which injury would be inadequately compensable in money damages. The Company may, therefore, seek and obtain a restraining order or injunction prohibiting the breach or threatened breach of any provision, requirement or covenant of this Agreement, in addition to and not in limitation of any other legal remedies that may be available.

13.      MISCELLANEOUS

13.1 Entire Agreement. This Agreement contains the entire agreement between the Company and Employee relating to the subject matter of this Agreement. No modification of this Agreement shall be valid unless made in writing and signed by both parties.

13.2 Notice. Any notice required or permitted to be give under this Agreement shall be sufficient if in writing and delivered personally or sent by registered or certified mail, receipt return requested, to Employee at her residence or to the Company at its principal office.

13.3 Waiver. No waiver by the Company or Employee of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a wavier of any subsequent default or breach of the same or any other term, condition or covenant contained in this Agreement.

13.4 Assignment and Successors. The rights and obligations of Employee under this Agreement are personal and may not be assigned to any other person. This Agreement will bind and benefit any successor of the Company, whether by merger, sale of assets, reorganization or other form of acquisition, disposition or business reorganization. In the event of Employee's death, any benefits due or to become due under this Agreement shall become a part of Employee's estate and shall be distributed to her personal representative.

13.5 Attorney's Fees. In the event of any dispute relating to interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs, whether or not a lawsuit, arbitration or other legal action is commenced.

13.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

This Agreement is effective as of the date first above written.

PHAGE THERAPEUTICS, INC.  (COMPANY):


         By: /s/ Richard C. Honour/s/
         Its: President & CEO
         May 4, 2001


EMPLOYEE (EMPLOYEE):

         /s/ Lisa Goodrich /s/
         Signature

         May 4, 2001
         Date